SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
                                (Amendment No. )


Filed by the Registrant [X]
Filed by a Party other than the Registrant
[ ] Check the appropriate box:
     [ ] Preliminary  Proxy Statement
     [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-
         6(2)(2))
     [X] Definitive Proxy Statement
     [ ] Definitive Additional Materials
     [ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.
         14a- 12

                       PREMIUM CIGARS INTERNATIONAL, LTD.
                (Name of Registrant as Specified In Its Charter)

        -----------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)   Title of each class of securities to which transaction applies:

     2)   Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4)   Proposed maximum aggregate value of transaction:

     5)   Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of filing.

     1)   Amount Previously Paid:

     2)   Form, Schedule or Registration Statement No.:

     3)   Filing Party:

     4)   Date Filed:

                       PREMIUM CIGARS INTERNATIONAL, LTD.














                                 NOTICE OF 1998

                         ANNUAL MEETING OF STOCKHOLDERS

                               AND PROXY STATEMENT




















                             YOUR VOTE IS IMPORTANT!

          PLEASE PROMPTLY MARK, DATE, SIGN AND RETURN YOUR PROXY IN THE
                                ENCLOSED ENVELOPE

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


April 8, 1998


         The Annual Meeting of Stockholders of PREMIUM CIGARS INTERNATIONAL, LTD. (the "Company") will be held at the Scottsdale Plaza Resort, Grand Ballroom "A," 7200 North Scottsdale Road, Scottsdale, Arizona on Friday, May 8, 1998 at 9:00 A.M. local time for the following purposes:

         1. To elect the directors of the Company to serve for the ensuing year;

         2. To ratify the selection of SEMPLE & COOPER, LLP as independent auditors for the Company;

         3. To ratify certain stock option grants made by the Board of Directors to certain officers, directors and consultants;

         4.       To approve the Management and Key Employee Incentive Plan;

         5.       To approve the Employee Stock Option Plan; and

         6. To transact any other business as may properly come before the meeting.

         The Board of Directors has fixed the close of business on March 13, 1998 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting. A list of such stockholders will be available during regular business hours at the Company's office at 15849 North 77th Street, Scottsdale, Arizona on and after April 8, 1998, for inspection by any stockholder for any purpose germane to the meeting.


By Order of The Board of Directors,

PREMIUM CIGARS INTERNATIONAL, LTD.

/s/ Scott I. Lambrecht 4-2-98
--------------------------------------
Scott I. Lambrecht, Secretary

                                 PROXY STATEMENT


         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of PREMIUM CIGARS INTERNATIONAL, LTD. (the "Company") for use at the Annual Meeting of Stockholders of the Company to be held at the time and place and for the purposes set forth in the foregoing Notice of Annual Meeting of Stockholders. The address of the Company's principal executive offices is 15849 North 77th Street, Scottsdale, Arizona, 85260. This Proxy Statement and the form of proxy are being mailed to stockholders on or about April 8, 1998.

                    REVOCABILITY OF PROXY AND VOTING OF PROXY

         A proxy given by a stockholder may be revoked at any time before it is exercised by giving another proxy bearing a later date, by notifying the Secretary of the Company in writing of such revocation at any time before the proxy is exercised, or by attending the meeting in person and casting a ballot.

         Any proxy returned to the Company will be voted in accordance with the instructions indicated thereon. If no instructions are indicated on the proxy, the proxy will be voted for the election of the nominees for directors named herein and in favor of all other proposals described herein. Because abstentions with respect to any matter are treated as shares present or represented and entitled to vote for the purposes of determining whether that matter has been approved by the stockholders, abstentions have the same effect as negative votes. Broker non-votes and shares as to which proxy authority has been withheld with respect to any matter are not deemed to be present or represented for purposes of determining whether stockholder approval of that matter has been obtained.

         The Company knows of no reason why any of the nominees named herein would be unable to serve. In the event, however, that any nominee named should, prior to the election, become unable to serve as a director, the proxy will be voted in accordance with best judgment of the persons named therein. The Board of Directors knows of no matters, other than as described herein, that are to be presented at the meeting, but if matters other than those herein mentioned properly come before the meeting, the proxy will be voted by the persons named in a manner that such persons (in their judgment) consider to be in the best interests of the Company.

                          RECORD DATE AND VOTING RIGHTS

         Only stockholders of record at the close of business on March 13, 1998 are entitled to vote at the meeting. On such record date the Company had outstanding and entitled to vote 3,469,092 shares of Common Stock. Each stockholder entitled to vote shall have one vote for each share of Common Stock registered in such stockholder's name on the books of the Company as of the record date.

         Arizona law and the Company's Bylaws allow stockholders to cumulate their votes for the election of directors. Stockholders are entitled to multiply the total number of shares they are entitled to vote by the total number of directors for whom they are entitled to vote, and may apply that product to the election of a single director or distribute that product among two or more candidates.

         Neither Arizona law nor the Company's governing documents provide for any dissenter's right of appraisal with respect to any matter to be acted upon at the 1998 Annual Meeting of Stockholders. As no statutory or other dissenter's rights are applicable under Arizona law, a stockholder's failure to register written disapproval of any of the proposals at the Annual Meeting is not a waiver of any such rights.

                 ANNUAL REPORT ON FORM 10-KSB AND OTHER MATTERS

         The Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 1997 (the "Annual Report"), which was mailed to stockholders with or preceding this Proxy Statement, contains financial and other information about the Company but is not incorporated into this Proxy Statement and is not to be considered a part of these proxy soliciting materials or subject to Regulations 14A or 14C or to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Company will provide upon written request, to each stockholder of record as of the Record Date, a copy of any exhibits listed in the Annual Report, upon receipt of the request and a check for $20 to cover the Company's expense in furnishing such exhibits. Any such requests should be directed to the Company's Secretary at the Company's executive offices set forth in this Proxy Statement.

                              ELECTION OF DIRECTORS
                             (ITEM 1 ON PROXY CARD)

         On September 17, 1997, the Board of Directors established a standing Nominating Committee of three directors. The directors appointed to serve on the committee until their successors have been elected or appointed and shall qualify are: Steven A. Lambrecht (Chairman), Greg P. Lambrecht and William L. Anthony. The Board of Directors, on April 2, 1998, after having considered the recommendations of the individual members of the Nominating Committee who were present at the Board's meeting, unanimously nominated the following persons as the recommendation of the Board of Directors for directors of the Company:

                                                   Director
                        Nominee Name          Age  Since
                        ------------          ---  -----

                        William L. Anthony    54   1997
                        John E. Greenwell     50   1998
                        Colin A. Jones        31   1997
                        Greg P. Lambrecht     35   1997
                        Steven A. Lambrecht   46   1996
                        Robert H. Manchot     54   1997
                        Atul Vashistha        32   1997

Vote Required and Recommendation for Item 1

         The affirmative vote of a majority of the shares of common stock present or represented by proxy and voting at the Annual Meeting of Stockholders is required for approval of this proposal. The Board of Directors unanimously recommends that the stockholders vote FOR all of the nominees.

                  Information Related to Election of Directors

         All directors hold office until the Annual Meeting of Stockholders of the Company and until their successors have been elected and qualified. The Board of Directors currently consists of seven members. Upon completion of the Offering, and for five years thereafter, the underwriters' representative from our initial public offering, W.B. McKee Securities, Inc., has the right to select one member of the Board of Directors to serve the standard term of a director. The Underwriter's Representative has not yet chosen the person that it may select for director. The Bylaws permit the Board of Directors to determine the size of the Board within a range that the shareholders have set which is currently one to nine members. The Bylaws also require that we maintain at least two "independent directors" who are not employees or officers and who do not have a material business or professional relationship with PCI. Information about each nominee for director is given below.

         William L. Anthony has been Chairman of the Board since June 20, 1997 and a consultant to PCI from April 1, 1997 to August 31, 1997. He has agreed to serve as PCI's Chairman for a period of up to five years. He is currently the Chief Operating Officer and Chief Financial Officer for BioMedic, which has developed Philosophy, one of the world's leading medically-endorsed skin care lines. He has 30 years of business and management experience and a "Big Six" accounting background with the New York office of KPMG Peat Marwick, LLP. Mr. Anthony worked for The Dial Corp. from 1984 until August, 1996 culminating his position as Executive Vice President for the Consumer Products Division with annual revenue in excess of $1 billion. He has held key management positions with Bechtel, the U.S. Chamber of Commerce, MAPCO and The Dial Corp. He is the owner, President and sole shareholder of Quality Computer Services, Inc. He received both a B.B.A. and an M.A. in Accounting from the University of Mississippi in 1965 and 1966 respectively. Mr. Anthony was certified as a public accountant in Louisiana in 1969.

         John E. Greenwell has been a director and PCI's Chief Executive Officer since March 1, 1998 and PCI's President and Chief Operating Officer since December 15, 1997. Mr. Greenwell previously was employed by The Dial Corporation from 1984 to 1996, culminating with his position as Executive Vice President and the General Manager of Dial's Detergent Division. He has 28 years of marketing and executive management experience in the consumer package goods industry. Prior to his Executive Vice President role with The Dial Corporation, Mr. Greenwell was Senior Vice President and General Manager of Dial's Food Division. He has served in consumer marketing responsibilities for The Dial Corporation, Texize (a former division of Morton Thiokol), Drackett (a former division of Bristol Myers), the advertising agency of Leo Burnett Company and a sales position with The Chicago Tribune. Mr. Greenwell has also served as a member of the Board of Directors for the Soap & Detergent Association and the National Food Processors Association. Mr. Greenwell received a B.S. degree in Business from Indiana University in 1969.

         Colin A. Jones has been a director since May 3, 1997. He previously served as Vice President of International Sales from May 31, 1997 to January 16, 1998. He has 12 years of experience managing, marketing and selling to the convenience store and grocery store market. In 1985, he founded J&M Wholesale, Ltd., a British Columbia corporation which delivers various wholesale products primarily to convenience store accounts in Canada. He continues to be the President and Chief Executive Officer of J&M. Mr. Jones attended Douglas College of New Westminster, British Columbia, Canada.

         Greg P. Lambrecht has been a director since August 7, 1997. He previously served as PCI's Vice President of National Sales from May 31, 1997 to March 2, 1998 and as PCI's Secretary and Treasurer from May 31, 1997 to March 4, 1998. He has 14 years of experience managing, marketing and selling to the convenience store and grocery store market. In 1984, he founded Rose Hearts, Inc., a Washington company which delivers various impulse purchase products in Washington, Oregon and California. He graduated with a B.A. in Communications from Western Washington University in 1984. Greg P. Lambrecht is the brother of Steven A. Lambrecht and the uncle of Scott I. Lambrecht.

         Steven A. Lambrecht has been a director since December 31, 1996. He previously served as PCI's Chief Executive Officer from December 31, 1996 to March 1, 1998, as President from May 3, 1997 to December 15, 1997 and as Chairman of the Board from December 31, 1996 to June 20, 1997. He has 23 years of marketing and sales experience and 17 years of management experience; most of his business experience has been in real estate development and construction. He is the owner of Forum Import/Export Company, a sole proprietorship, and was co-owner of Forum Development and Construction Company, Inc., a Washington corporation. He also owns SDCC, Inc., an Arizona development and construction corporation that he founded in 1992. He has developed and sold over 20 million dollars worth of real estate since 1974. Steven A. Lambrecht is the brother of Greg P. Lambrecht and the father of Scott I. Lambrecht.

         Robert H. Manschot has been a director and an independent director since July 25, 1997. He has been the President and Chief Executive Officer of the NVD and Seceurop Security Services Group, an emergency services corporation in the Netherlands and the United Kingdom, since 1995. He is also the Chairman of RHEM International Enterprises, Inc., an investment, consulting and venture capital company. He was the President and Chief Executive Officer of Rural/Metro Corporation, a Nasdaq-listed emergency services corporation, from 1987 to 1995. He has served in senior management positions with KLM's hotel management company, Sheraton, and Inter Continental Hotels in the U.S., Europe, Middle East and Africa. He has served and continues to serve on numerous public and private company and institution boards, including Nasdaq-listed Action Performance Industries, Inc., and Toronto Stock Exchange-listed Samouth Capital Corporation. He holds a bachelors degree in hotel management from the School for Hospitality Management in the Hague, Netherlands, an MBA from Boston University and is a graduate of Stanford Business School's Financial Management Program.

         Atul Vashistha has been a director and an independent director since November 19, 1997. Since 1996, Mr. Vashistha has been the Vice President, Marketing and Business Development, of Rural/Metro Corporation, a publicly-traded, $425 million company which provides medical transportation, personal health management and safety solutions in 25 states to a population exceeding 20 million. Mr. Vashistha served Rural/Metro in a variety of marketing and executive management capacities from 1991 to 1996, culminating in his position as Regional President of the company's Southern Arizona operations. He holds an M.B.A. from Arizona State University, where he graduated first in his class, and a B.S. in Engineering from the Institute of Technology, Benaras Hindu University.

         Board Activity - Standing Audit and Compensation Committees

         Although the Board has established standing Audit and Compensation Committes, because PCI is in its first year following its initial public offering, the Board has elected to fulfil the functions of those committees through meetings of the entire Board. The Board of Directors held 11 meetings in the first year ended December 31, 1997 and all directors attended at least 75% of the total number of meetings. Neither the Compensation Committee nor the Audit Committee held meetings independent of the entire board in 1997.

         On September 17, 1997, the Board of Directors established standing Audit and Compensation Committees which would each be continually comprised of at least one director, but a majority of the members of the Audit Committee must be directors. Pursuant to the Company's Bylaws, Section 5, the committees must include at least one board member, but may also include officers who are not directors, if the committee will not be delegated Board decision-making authority and will make recommendations to the Board for decision. The Audit Committee is comprised of the Company's three Independent Directors. The directors appointed to serve on the committees until thier successors have been elected or appointed and shall qualify are:

         Audit Committee                 Compensation Committee
         ---------------                 ----------------------

         William L. Anthony              Robert H. Manschot (Chairman)
         Robert H. Manschot              William L. Anthony
         Atul Vashistha                  Steven A. Lambrecht
                                         Colin A. Jones

         When the Audit and Compenesation Committees begin to meetin independently of the entire Board, the Compensation Committee's duties will include reviewing and approving salaries and other matters relating to compensation of the executive officers of the Company. The Audit Committee's duty will be to recommend for approval by the Board of Directors a firm of certified public accountants whose duty it is to audit the financial statements of the Company for the Fiscal year in which they are appointed, and monitors the effectiveness of the audit effort, the Company's internal financial and accounting organization and controls and financial reporting.

         Security Ownership of Certain Beneficial Owners, Management and Changes in Control

         The following tables set forth certain information regarding shares of common stock beneficially owned as of April 8, 1998 by (i) each person or group known to PCI, which beneficially owns more than 5% of the common stock; (ii) each of PCI's officers and directors; and (iii) all officers and directors as a group. The percentage of beneficial ownership is based on 3,469,092 shares outstanding on March 31, 1998 plus, for each person or group, any securities that person or group has the right to acquire within 60 days pursuant to options, warrants, conversion privileges or other rights. Unless otherwise indicated, the following persons have sole voting and investment power with respect to the number of shares set forth opposite their names:


                                 [see next page]

         Security Ownership of Certain Beneficial Owners

Title of          Name and Address of               Amount and Nature of          Percent
Class             Beneficial Owner                  Beneficial Ownership          of Class
-----             ----------------                  --------------------          --------
Common            Colin Jones                               371,357                10.70%
                  Suite 606, 888 Pacific Street
                  Vancouver, B.C. CANADA
                  V6Z-2S6

Common            Greg P. Lambrecht(1)                      363,708                10.48%
                  6980 East Sahuaro Drive
                  Apt. 1129
                  Scottsdale, AZ 85254

Common            Steven A. Lambrecht(1)                    256,584                 7.40%
                  12072 North 118th Street
                  Scottsdale, AZ 85259

Common            Lincoln Heritage Life                     210,476(2)              5.75%
                  Insurance Company
                  4343 E. Camelback Rd. #400
                  Phoenix, AZ 85018

Common            Londen Insurance Group                    210,476(2)              5.75%
                  4343 E. Camelback Rd. #400
                  Phoenix, AZ 85018

(1) Steven A. Lambrecht is the brother of Greg P. Lambrecht and the father of Scott I. Lambrecht. Each of the Lambrechts disclaims any beneficial interest in the shares held by the others.

(2) Represents beneficial ownership of 20,000 shares held of record by Life of Boston Insurance Company and of 95,057 shares each which may be acquired directly by the exercise of stock warrants within 60 days by Lincoln Heritage Life Insurance Company and Life of Boston Insurance Company. The Londen Insurance Group is the sole shareholder of the Lincoln Heritage Life Insurance Company. Lincoln Heritage Life Insurance Company owns 79% of the shares of Life of Boston Insurance Company.

         Security Ownership of Management

Title of          Name and Address of               Amount and Nature of          Percent
Class             Beneficial Owner                  Beneficial Ownership          of Class
-----             ----------------                  --------------------          --------
Common            Colin Jones                               371,357                10.70%
                  Suite 606, 888 Pacific Street
                  Vancouver, B.C. CANADA
                  V6Z-2S6

Common            Greg P. Lambrecht(1)                      363,708                10.48%
                  6980 East Sahuaro Drive
                  Apt. 1129
                  Scottsdale, AZ 85254

Common            Steven A. Lambrecht(1)                    256,584                 7.40%
                  12072 North 118th Street
                  Scottsdale, AZ 85259

Common            Scott I. Lambrecht(1)                      86,250                 2.49%
                  15651 N. 83rd Way #3
                  Scottsdale, AZ 85260

Common            James B. Stanley                           26,250                (2)
                  15651 N. 83rd Way #3
                  Scottsdale, AZ 85260

Common            David S. Hodges(3)                         21,048(4)             (2)
                  5043 E. Desert Jewel
                  Paradise Valley, AZ 85253

Common            William L. Anthony                         20,048(4)             (2)
                  7254 East Whitethorn
                  Scottsdale, AZ 85262
-------------------------------------------------------------------------------------------

Common            All Officers and Directors              1,145,245(1)(2)(4)       32.65%
                  as a group (10 persons)

(1) Steven A. Lambrecht is the brother of Greg P. Lambrecht and the father of Scott I. Lambrecht. Each of the Lambrechts disclaims any beneficial interest in the shares held by the others.

(2)      Less than 1%.

(3) Director and Chief Financial Officer until he left PCI to pursue other interests on March 24, 1998.

(4) Includes shares which may be acquired by the exercise of options or warrants within 60 days as follows: William L. Anthony, 19,048 shares, David S. Hodges, 19,048 shares. Excludes shares underlying options which are not currently exercisable as follows: William L. Anthony, 158,125 shares, John E. Greenwell, 70,000 shares Steven A. Lambrecht, 21,250, Robert H. Manschot and David S. Hodges, 6,250 shares each, Atul Vashistha, 2,250 shares, Colin A. Jones and Greg P. Lambrecht, 1,250 shares each.

         Changes in Control

         None.

         Certain Relationships and Related Transactions

         Resolving Conflicts of Interest. A number of the transactions described in this section involve inherent conflicts of interest because an officer, director, significant shareholder, promoter or other person with a material business or professional relationship with PCI is a party to the transaction. Our current policy adopted by our board of directors regarding transactions involving conflicts of interest, is:

                  (i) we will not enter into any material transaction or loan with a related or affiliated party unless the transaction or loan is on terms that are no less favorable to us than we could obtain from an unrelated or unaffiliated third party; and

                  (ii) a majority of the independent directors (those who do not have a material business or professional relationship with PCI other than being a director) who have no interest in the transactions must review and approve transactions involving related parties or conflicts of interest after having been given access, at our expense, to our counsel or to their own independent legal counsel; and

                  (iii) when there are only two independent directors, both directors must approve the transaction; and

                  (iv)  the  independent   director   approval  applies  to  all
         related-party   transactions   and   loans,   whether   or   not  to  a
         related-party.

         We currently  have three  independent  directors,  William L.  Anthony,
Robert H. Manschot and Atul Vashistha. Our independent directors have had access, at our expense, to our counsel or to independent counsel, and a majority of the independent directors have ratified all related-party transactions that are ongoing. However, we entered into a number of transactions described below before we adopted our current conflicts of interest policy and before we had sufficient disinterested, independent directors to ratify the transactions. We have subsequently terminated the Rose Hearts Distributorship Agreement because we determined that the ongoing net effect was not as favorable to PCI as distributorship relationships generally available with unaffiliated third parties.

         CAN-AM Acquisition of J&M and Rose Hearts. On December 31, 1996, CAN-AM issued shares of its stock in exchange for the assets and liabilities of the cigar operations of J&M and Rose Hearts, including the cigar distribution accounts of each entity. PCI director Colin A. Jones is the President and sole shareholder of J&M. PCI director Greg P. Lambrecht is the President and sole shareholder of Rose Hearts. Messrs. Jones and Greg Lambrecht owned 100% of the voting stock of CAN-AM, and three others held non-voting shares. As set forth in PCI's consolidated financial statements for the fiscal year ended March 31, 1997, the cost of the net assets to J&M and Rose Hearts and the amount at which CAN-AM acquired the net assets was the same as its historical net cost in J&M and Rose Hearts. The combined cost, net of liabilities assumed, was approximately $1,000. The asset purchases are closed transactions and we entered the asset purchase agreements before we had sufficient disinterested, independent directors to ratify the transactions.

         PCI Acquisition of CAN-AM. Subsequent to the asset purchase transactions, but also on December 31, 1996, PCI acquired all of the issued and outstanding shares of CAN- AM in exchange of PCI shares. No written agreement was entered between PCI and CAN- AM's shareholders to formalize the acquisition or share exchange. As adjusted by the May 31, 1997 3:1 stock split ("3:1 Stock Split"), and including shares issued on December 31, 1996 and January 9, 1997, CAN-AM's five shareholders received 817,500 shares of PCI Common Stock, representing all of the then-issued and outstanding shares of Common Stock of PCI. Mr. Jones received 371,250 or 45.4% and Greg Lambrecht received 363,750 or 44.5%. At the time PCI acquired CAN-AM's shares, neither Greg P. Lambrecht nor Colin A. Jones had any formal relationship as an incorporator, officer, director or shareholder of PCI. PCI was formed with a view to purchasing the cigar operations of the entities they owned and controlled, however, and both Greg P. Lambrecht and Colin A. Jones were affiliated with PCI as promoters at the time PCI acquired CAN-AM's shares. Colin A. Jones was elected a director of PCI on January 9, 1997, shortly after PCI acquired CAN-AM's shares. The CAN-AM acquisition is a closed transaction and we acquired CAN-AM before we had sufficient disinterested, independent directors to ratify the transaction.

         Jones/Lambrecht Notes Receivable. Colin A. Jones and Greg P. Lambrecht each delivered to PCI long term promissory notes for $43,112.50. The notes are dated December 31, 1996, accrue interest at six percent, and all interest and principal are due on March 31, 1999. The notes relate to CAN-AM receivables which accrued prior to PCI's acquisition of all of CAN-AM's outstanding stock on December 31, 1996. We negotiated these notes receivable before we had sufficient disinterested, independent directors to ratify the transaction, but Messrs. Jones' and Lambrecht's obligation for repayment of the notes is ongoing, and our independent directors have ratified the transaction.

         J&M Management Agreement. On January 1, 1997, CAN-AM entered a Management Agreement with J&M to enable CAN-AM to reimburse J&M for any services provided to CAN-AM or on CAN-AM's behalf during the transition of J&M's Canadian operations to CAN-AM. J&M received no additional sum, fee or commission other than reimbursement for J&M's expenses which were directly incurred in providing services to or on behalf of CAN-AM. At CAN-AM's sole discretion, CAN-AM could offset the reimbursement due under the Management Agreement against any related-party receivables that J&M owed to CAN-AM. We entered this Management Agreement before we had sufficient disinterested, independent directors to ratify the agreement. Our independent directors subsequent ratified the agreement, but our relationship with J&M terminated during the quarter ended September 30, 1997.

         J&M, as a Canadian corporation wholly-owned by PCI director Colin A. Jones, continues to distribute certain wholesale and impulse purchase items to convenience stores and other accounts entirely located in Canada. J&M has, in the past, distributed certain cigars of Cuban origin to its convenience store accounts. Neither PCI nor its wholly-owned Canadian subsidiary CAN-AM currently distributes any cigars or other products of Cuban origin either in the United States or Canada. PCI's standard form supplier agreement strictly prohibits its suppliers from providing any product containing any component of Cuban origin.

         Luyendyk Endorsement Agreement. On May 1, 1997, PCI entered an Endorsement Agreement with Arie Luyendyk under which PCI would issue 15,000 shares of Common Stock (as adjusted for the 3:1 Stock Split) to Mr. Luyendyk subject to a six-month vesting schedule. In order to meet its obligations under the Endorsement Agreement without diluting the relative security positions of other shareholders prior to the Offering, PCI repurchased 15,000 (as adjusted by the 3:1 Stock Split) shares of its Common Stock from its Chief Executive Officer and Chairman, Steven A. Lambrecht, at $0.33 per share. We entered the Endorsement Agreement before we had sufficient disinterested, independent directors to ratify the agreement, but our relationship with Mr. Luyendyk under the agreement is ongoing, and our independent directors have ratified the agreement.

         Rose Hearts Distributorship Agreement. On June 13, 1997, PCI entered a Distributorship Agreement with Rose Hearts for the non-exclusive distribution to Associated Grocers, SuperValu and other accounts in the states of Alaska, Idaho, Oregon, Washington and Northern California. The agreement provides that any master agreement with a national PCI account or national distributor shall supersede the Rose Hearts agreement. We pay Rose Hearts a commission equal to 10% of the wholesale cost to the store of products PCI ships to third-party stores where Rose Hearts provides only in-store merchandising support services. We pay Rose Hearts a commission equal to 22% of the wholesale cost to the store of PCI products that Rose Hearts delivers to the stores directly. Greg P. Lambrecht is the President and sole shareholder of Rose Hearts and a director and substantial shareholder of PCI. We entered this Distributorship Agreement before we had sufficient disinterested, independent directors to ratify the agreement, but our independent directors subsequently ratified the agreement. On February 27, 1998, PCI notified Rose Hearts, Inc. that its Distributorship Agreement with PCI would terminate on March 28, 1998. See "Termination of Rose Hearts Distributorship Agreement."

         Employment Agreements with Founders. On June 13, 1997, PCI entered Employment Agreements with Colin A. Jones, Greg P. Lambrecht and Steven A. Lambrecht. See "Executive Compensation - Employment Agreements." We entered the Employment Agreements before we had sufficient disinterested, independent directors to ratify the agreements.

         Barton Financing Settlement. On June 13, 1997, PCI entered a Full Settlement and Full Release of Equity Interest agreement among CAN-AM, Rose Hearts, J&M, Greg P. Lambrecht, Colin A. Jones, Greg S. Barton and two of Mr. Barton's lenders. The agreement settled potential equity claims by Mr. Barton and his lenders regarding a September 5, 1996 loan for $110,000 at an annual interest rate of 36% to Rose Hearts, J&M, Greg P. Lambrecht, Colin A. Jones and CAN-AM. CAN-AM had expressly accepted liability for the loan under the terms of each of the Asset Purchase Agreements with J&M and Rose Hearts on December 31, 1996. After PCI purchased all of CAN-AM's shares, PCI desired to extinguish the loan obligation primarily to eliminate the burden on CAN-AM's cash requirements, but also to avoid any potential, but unasserted equity claims against PCI from Mr. Barton's lenders related to the loan obligation. As a result of the settlement, PCI paid $10,000 to one of Mr. Barton's lenders, the loan was reduced to $100,000 and Mr. Barton converted the loan to bridge financing. Mr. Barton's forgiveness of the reduced $100,000 loan is the consideration he gave in exchange for an 8% bridge note for $100,000 and bridge warrants to purchase approximately 38,023 shares of PCI Common Stock at 50% of the initial public offering price. Greg P. Barton is a 7.56% beneficial owner of PCI's Common Stock. Greg P. Lambrecht and Colin A. Jones own and control Rose Hearts and J&M, respectively, and are substantial shareholders and directors of PCI. The settlement transaction is a closed transaction and we entered the settlement before we had sufficient disinterested, independent directors to ratify the transaction.

         Barton and Mullavey Loans. On or about June 18, 1996, Greg S. Barton loaned Greg P. Lambrecht and Rose Hearts $50,000 in a transaction which included an option for Mr. Barton to convert the debt to equity of Rose Hearts. Between approximately May and September 1996, Ben P. Mullavey, a prior Rose Hearts consultant, loaned $50,000 to Rose Hearts in an undocumented transaction and provided consulting services to Rose Hearts. PCI, Rose Hearts and Greg P. Lambrecht agree that the Barton and Mullavey loans are solely Rose Hearts' debt obligations which CAN-AM did not assume as a part of the December 31, 1996 Asset Purchase Agreement for Rose Hearts' cigar operations. Ben P. Mullavey communicated to PCI on April 23, 1997, that he believes he has rights to convert his debt to shares of PCI Common Stock. Mr. Mullavey did not specify any number of shares that he believes he is entitled to, but instead demanded payment of $55,000, representing the principal from his undocumented loan and $5,000 for consulting services he provided to Rose Hearts. PCI will not be a party to any settlement between Greg P. Lambrecht, Rose Hearts and either of Messrs. Barton or Mullavey regarding a settlement of these claims, and will not directly issue any Common Stock to Barton or Mullavey. Because PCI is not a party to these Barton and Mullavey loans, our independent directors did not, and were not required to, review or approve the transactions.

         Lambrecht-LBIC Stock Sale. On June 17, 1997, Steven A. Lambrecht sold 20,000 shares of PCI Common Stock to Life of Boston Insurance Company, an Oklahoma corporation ("LBIC"). The Lambrecht-LBIC transaction was to provide additional incentive to LBIC to invest the final $250,000 to complete the Bridge Financing. Steven A. Lambrecht was PCI's President and Chief Executive Officer and a substantial PCI shareholder at the time of the transaction. Lincoln Heritage Life Insurance Company, an Illinois corporation ("Lincoln"), owns 79% of the stock of LBIC. The Londen Insurance Group, an Arizona holding corporation, is the sole shareholder of Lincoln and the beneficial owner of the Shares of Common Stock held by LBIC and the bridge warrants held by Boston and Lincoln.

         Anthony Stock Purchase and Option Agreement. On June 20, 1997, PCI Chairman William L. Anthony entered an Agreement to purchase 66,000 shares of PCI Common Stock for $22,000 from Steven A. Lambrecht (60,000), Colin A. Jones (3,000) and Greg P. Lambrecht (3,000). PCI, also a party to the Agreement, granted Anthony a non-qualified stock option to purchase 20,000 shares at the offering price from the effective date of the offering and for one year thereafter. PCI also agreed to obtain, and did obtain, within 30 days after completion of the initial public offering, director and officer insurance at coverage levels which are standard for distribution companies comparable to PCI. Anthony agreed to serve as Chairman of the Board for up to five years, subject to appropriate approvals and the provisions of PCI's Bylaws.

         The agreement is a closed transaction that occurred before we had sufficient disinterested, independent directors to ratify the transaction. Mr. Anthony's ongoing relationship to the Board as its Chairman is subject to ongoing Board approval, and Mr. Anthony's continued service as a director generally is subject to annual shareholder reelection.

         On August 7, 1997, to remove certain potentially compensatory aspects of the June 20, 1997 Agreement and to maintain Mr. Anthony's status as an independent director, the parties entered a Modification Agreement which rescinded and modified certain aspects of the June 20, 1997 Agreement. The August 7, 1997 Modification Agreement rescinded the private stock purchase for all but 1,000 of the 66,000 shares and restructured the transaction so that Mr. Anthony purchased the 1,000 shares at a settlement price of $2.50 per share, received options to acquire an additional 136,250 shares at $5.25 per share, and modified the exercise period for all of the options one to five years after completion of the offering.

         Lambrecht-Stanley Stock Sale. On June 20, 1997, Steven A. Lambrecht sold 15,000 shares of PCI Common Stock to James B. Stanley for $5,000. James B. Stanley is PCI's Vice President of Purchasing. PCI was not a party to the transaction.

         Credit Line Guarantees. On July 25, 1997 PCI obtained a $200,000 credit line from Biltmore Investor Bank, N.A., an independent third-party lender. The credit line was at 1% above the prime rate and terminated upon completion of PCI's initial public offering. Greg P. Lambrecht and Colin A. Jones, PCI directors and officers at the time, personally guaranteed the credit line. The Board of Directors ratified the entry into the credit line and ratified Messrs. Lambrecht and Jones' entry into personal guarantees on PCI's behalf.

         Manschot  Stock Option Grant.  By  resolutions  dated July 30, 1997 and
August 7, 1997, PCI's Board of Directors granted Robert H. Manschot a non-qualified stock option to purchase 5,000 shares at the initial public offering price of $5.25 from one to five years after completion of the initial public offering. The option was issued in the name of RHEM Enterprises, Inc., a company that Mr. Manschot beneficially owns and controls. The stock grant was approved by the other disinterested directors and independent director.

         Capital Contribution Agreement. On August 8, 1997, certain holders of PCI's shares who are classified as "Promoters" under applicable state securities laws and regulations, contributed a total of $150,000 as additional capital to PCI. Contributors included Steven A. Lambrecht, Greg P. Lambrecht, Colin A. Jones and a number of other founders. This contribution was made to comply with promoters' equity requirements set forth in the North American Securities Administrators Association, Inc. ("NASAA") Statement of Policy Regarding Promoters' Equity Investment. No shares were issued as a result of this equity contribution and the number of outstanding shares did not change. All monies contributed came from contributors' personal funds. In order to make their contributions, Greg P. Lambrecht and Colin A. Jones obtained loans for $39,371 and $37,871 respectively from an independent third-party bank, but William B. Anthony personally guaranteed the private loans. All of PCI's directors, including the other independent director Robert H. Manschot, ratified the Capital Contribution Agreement.

         Raises to Certain Founders and Other Key Employees. On September 17, 1997, the respective Boards of Directors of PCI and CAN-AM and each of the Independent Directors of PCI, where applicable, ratified management's grant of salary increases, effective October 1, 1997, for certain PCI and CAN-AM officers and employees in the following amounts:


                                 [see next page]

                                                 Annualized
                       Officer / Employee        Salary Increase
                       ------------------        ---------------

                       Steve Lambrecht           $ 24,000
                       Greg Lambrecht            $ 24,000
                       Colin Jones               $ 24,000
                       Karissa Nisted            $ 20,000
                       Scott Lambrecht           $  9,000
                       James Stanley             $  9,000
                       Pete Charleston           $  9,000
                       Corey Lambrecht           $  9,000
                       Murphy Pierson            $  9,000
                       Mark Jensen               $  6,500
                       Amrik Gill                $  6,500
                                                 --------
                                        TOTAL:   $150,000

         Based on Management's recommendation, the Board expressly approved such salary increases subject to: (i) the availability of operating proceeds and that salary increases could not be paid from initial public offering proceeds; (ii) presentation and approval of a budget showing profitability; (iii) possible adjustment after receipt of actual results for October 1997. Management implemented the raises using offering proceeds prior to the availability of operating proceeds. Subsequently, an independent study performed for PCI in conjunction with its analysis of incentive compensation alternatives supports that the majority of the resulting salary levels were within the market value base compensation ranges for qualified individuals in these positions. PCI continues to pay compensation which includes the raises.

         Payout of Management Fees. When PCI received proceeds from its initial public offering, its asset increase triggered an obligation of PCI to pay the management fees of $80,000 each to Greg P. Lambrecht and Colin A. Jones in a lump sum after offset of amounts due PCI from Messrs. Lambrecht or Jones, respectively or Rose Hearts, Inc. and J&M Wholesale, Ltd., the companies they respectively own and control. On October 15, 1997, PCI reached an agreement with Mr. Lambrecht, which was approved by the Independent Directors on November 3, 1997, to release the remaining portion of his management fee, without offset, in consideration for the right to deduct offsetting amounts from commissions and other payments due to Rose Hearts, Inc. or to become due in the future. At the time, PCI considered the balance not to be significant, and not necessary of deduction in the context of the ongoing relationship. Under the agreement, PCI also reimbursed Mr. Lambrecht $3,338 for interest on personal loans which he incurred during the period that PCI delayed payment of his management fee. The agreement with Mr. Lambrecht did not affect Mr. Jones' management fee, which was paid after deducting amounts then known to be due from him.

         Amendment to Steve Lambrecht's Employment Agreement. On November 19, 1997, PCI entered an Amendment to Employment Agreement with Steven A. Lambrecht in which, among other terms, PCI granted Mr. Lambrecht (i) options to purchase 10,000 shares of Common Stock at $5.25 per share, which vested immediately upon his termination as President that same day, for his services in conjunction with PCI's public offering and (ii) options to purchase an additional 10,000 shares at $5.25 per share, which vested on March 1, 1998, when he was terminated as Chief Executive Officer upon the Board's determination that he had cooperated in a smooth transition to the next Chief Executive Officer. The Amendment was ratified by all disinterested directors, including the independent directors.

         Settlement of Compensation Disputes with Founders. On March 3, 1998, PCI entered into settlement agreements with each of Messrs. Jones, Greg Lambrecht and Steve Lambrecht relating to their compensation disputes with PCI. The terms of the settlements are set forth under "Executive Compensation - Employment Agreements - Settlement of Compensation Disputes with Founders." The settlements were approved by all disinterested directors, including the independent directors.

         Termination of Rose Hearts Distributorship Agreement. On February 27, 1998, PCI notified Rose Hearts, Inc. that its Distributorship Agreement with PCI would terminate on March 28, 1998. Rose Hearts is wholly-owned and controlled by director and former officer Greg P. Lambrecht. We originally entered a distributorship relationship with this related-party company when PCI acquired Rose Hearts' cigar accounts and needed Rose Hearts' initial assistance in servicing these direct delivery accounts which are primarily located in the northwest U.S.

         The Rose Hearts distribution relationship differed from our other third-party distribution relationships in that we sell our cigars directly to our other third-party distributors who, in turn, ship or deliver directly to their own affiliated stores, perform their own collections and pay PCI directly. Currently Rose Hearts distributes PCI-owned cigars to stores operating under PCI retail distribution agreements and does not collect account payments, except for C.O.D. deliveries.

         Prior to September 30, 1997, and before we fully implemented our accounting and reporting systems, Rose Hearts provided invoicing and collection services for PCI. We had a related-party receivable from Rose Hearts of $11,772 at September 30, 1997, which was reduced to $886 as of December 31, 1997. Since September 30, 1997, Rose Hearts has continued to collect C.O.D. sales on account for PCI. We estimate that as of December 31, 1997 approximately $8,500 was due from Rose Hearts to PCI for C.O.D. sales. This amount and subsequent amounts for C.O.D. sales have not been received by PCI to date, although they may be offset by commissions owed to Rose Hearts. In addition, PCI incurred expenses for accounting services and warehouse support of approximately $14,000 relating to Rose Hearts sales.

         The December 31, 1997 balance of trade receivables relating to PCI accounts serviced by Rose Hearts, but for which PCI has ultimate collection responsibility, was approximately $80,000, of which $67,000 remains uncollected. A reserve of $18,000 for potential uncollectibility of this balance is recorded in our financial statements for the nine-month period ended December 31, 1997. PCI paid commissions on these sales by Rose Hearts based on our wholesale list price that includes applicable state tobacco taxes.

         Management terminated the Rose Hearts Distributorship Agreement after it determined that in practice, the Rose Hearts Distributorship Agreement was not as favorable to PCI as distributorship relationships generally available with unaffiliated third parties.

         Compliance with Section 16(a) of the Exchange Act

         The following persons were, during the last fiscal year, either directors, officers, or beneficial owners of more than ten percent (10%) of a class of equity securities registered pursuant to Section 12 of the Exchange Act of 1934 and failed to file the following reports on a timely basis reports required by Section 16(a) during the most recent fiscal year or prior years which have not previously been disclosed:

         Steven A. Lambrecht and David S. Hodges each filed one late Form 5 in March 1998 reporting one transaction that was not reported on a timely basis and that should have been reported previously in a Form 4 or Form 5. Colin A. Jones filed one late Form 5 in March 1998 reporting two transactions that were not reported on a timely basis and that should have been reported previously in a Form 4 or Form 5.

         Executive Compensation

Summary Compensation Table

(a)               (b)   (c)           (d)           (e)           (f)           (g)          (h)           (i)
                                                    Other                       Securities
Name and                                            Annual        Restricted    Underlying
Principal                                           Compen-       Stock         Options/     LTIP          All Other
Position        Year    Salary ($)    Bonus ($)     sation ($)    Awards ($)    SARs (#)     Payouts ($)   Compensation
--------        ----    ----------    ---------     ----------    ----------    --------     -----------   ------------
Steve           1997       48,832          --         $7,500(1)        --         20,000(2)       --                --
Lambrecht                                                                         ($18,600)
/CEO
Greg            1997       48,832          --         $7,500(1)        --            --           --          83,000(3)(4)
Lambrecht/
VP Sales
Colin Jones/    1997       48,832          --            --            --            --           --          83,000(3)(4)
VP Int. Sales

(1) Represents payments for consulting services at $2,500 per month during the first quarter of 1997.

(2) Represents shares of Common Stock underlying options granted on November 19, 1997 in conjunction with Mr. Lambrecht's transition from President and Chief Executive Officer. The fair market value at the time of the award was $0.93 per share or $18,600. See "Option SAR/Grants in Last Fiscal Year" and "Employment Agreements."

(3) Includes the payment of a one-time "Management Fee" under Greg Lambrecht's and Colin Jones' Employment Agreements. See "Employment Agreements."

(4) Includes reimbursement of $3,000 each to Colin A. Jones and Greg P. Lambrecht for attorneys' fees related to the negotiation of various personal agreements or agreements of J&M or Rose Hearts with PCI.

Option/SAR Grants in Last Fiscal Year (Individual Grants)

        (a)            (b)              (c)             (d)             (e)
                   Number of        % of Total
                   Securities       Options / SARs     Exercise
                   Underlying       Granted to         or Base
                   Options / SARs   Employees in       Price
       Name        Granted (#)      Fiscal Year        ($/Sh)    Expiration Date
       ----        -----------      -----------        ------    ---------------
Steve Lambrecht     20,000(1)           100%            $5.25    11/19/2002 (10,000)
/ CEO                                                            03/01/2003 (10,000)
Greg Lambrecht         --                --               --             --
/ VP Sales
Colin Jones / VP       --                --               --             --
Int. Sales

(1) Options grant pursuant to an "Amendment to Employment Agreement" dated November 19, 1997. Options to purchase 10,000 shares vested immediately upon the date that Lambrecht ceased to be President, or November 19, 1997. Options to purchase an additional 10,000 shares vested on March 1, 1998 after the Board of Directors made a determination that Mr. Lambrecht had cooperated in a management transition to the next Chief Executive Officer.

Aggregated Option/SAR Exercises in Last Fiscal Year and FY-End Option/SAR Values

        (a)          (b)          (c)            (d)              (e)
                                              Number of
                                              Securities      Value of
                                              Underlying      Unexercised
                                              Unexercised     In-the-Money
                                              Options/SARs    Options/SARs
                   Shares                     at FY-End (#)   at FY-End ($)
                   Acquired     Value
                   on           Realized      Exercisable /   Exercisable /
       Name        Exercise     ($)           Unexercisable   Unexercisable
       ----        --------     --------      -------------   -------------

Steve Lambrecht      --            --            20,000       Not In-the-
/ CEO                                         Unexercisable   Money and
                                              (1)             Unexercisable
                                                              (1)
Greg Lambrecht       --            --             --               --
/ VP Sales
Colin Jones / VP     --            --             --               --
Int. Sales

(1) Options to purchase 20,000 shares at $5.25 per share, unexercisable until November 19, 1998 (10,000) and March 1, 1999 (10,000). Closing
         price of the Company's Common Stock on December 31, 1997 was $2.5625 per share.

Director Compensation Table

(a)                  (b)                 (c)                  (d)                 (e)                  (f)
                                                                                                       Number of
                                                                                                       Securities
                     Annual                                   Consulting                               Underlying
Name                 Retainer            Meeting              Fees/Other          Number of            Options/SAR
                     Fees ($)            Fees ($)             Fees ($)            Shares (#)           s (#)
                     --------            --------             --------            ----------           -----
William L.              --                 3,150              10,000(1)              --                156,250(2)
Anthony                                                                                               ($340,625)
Robert H.               --                 3,500                 --                  --                5,000(2)
Manschot                                                                                              ($10,900)
David S.                --                 3,150              93,445(3)              --                5,000(2)
Hodges                                                                                                 ($4,650)
Atul                    --                  350                  --                  --                1,250(2)
Vashistha                                                                                              ($1,163)

(1) Consulting fees paid pursuant to a verbal consulting agreement effective from April 1, 1997 to August 31, 1997 for assistance in the initial public offering and certain aspects of ongoing strategic planning, business analysis and operations. See "Employment Agreements."

(2) Represents shares of Common Stock underlying options granted for service as a director. The date of grant and fair market value at the time of the awards was as follows: Anthony, June 20 and August 7, 1997, $2.18 per share or $340,625; Manschot, August 7, 1997, $2.18 per share or $10,900; Hodges, November 19, 1997, $0.93 per share or $4,650;
         Vashistha, November 19, 1997, $0.93 per share or $1,163.

(3) Consulting fees paid pursuant to, and as termination payments under, a Business Consulting Agreement dated June 2, 1997 and which terminated August 25, 1997 for assistance in the initial public offering and certain additional projects related to strategic planning, budgeting, accounting and reporting, business analysis, information systems and operations. See "Employment Agreements." Also includes reimbursement of $1,200 in legal fees.

Employment Agreements

         Steven A. Lambrecht had an at-will Employment Agreement with PCI as Chief Executive Officer dated June 13, 1997 which was amended on November 19, 1997 and terminated on March 1, 1998. Under the original agreement, effective May 1, 1997, he received an annual salary of $60,000. He agreed to devote his full time to PCI activities. PCI had the right to terminate his employment at any time, with or without cause. Upon termination for any reason other than for cause, as defined in the agreement, PCI was obligated to pay him his then-current compensation on a regular basis and premiums for continued health insurance coverage for nine (9) months, unless he is disqualified from receiving continued compensation and benefits based on certain conduct or breaches of the Employment Agreement.

         On September 17, 1997, Mr. Lambrecht's salary was raised to $84,000 annually. See "Certain Relationships and Related Transactions - Raises to Certain Founders and Other Key Employees."

         On November 19, 1997, PCI entered an Amendment to Employment Agreement with Steven A. Lambrecht in which, among other terms, PCI granted Mr. Lambrecht
(i) options to purchase 10,000 shares of Common Stock at $5.25 per share, which vested immediately upon his termination as President that same day, for his services in conjunction with PCI's public offering and (ii) options to purchase an additional 10,000 shares at $5.25 per share, which vested on March 1, 1998 when he was terminated as Chief Executive Officer, upon the Board's determination that he had cooperated in a smooth transition to the next Chief Executive Officer. The Amendment also provided that Lambrecht would complete his unexpired term as a director, affirmed that he would receive the severance compensation set forth in his original Employment Agreement and that, upon PCI's request, he would provide consulting services without additional charge during the severance payout period.

         Steve Lambrecht subsequently disputed the compensation and severance compensation due to him under his Employment Agreement. PCI settled the dispute in an Agreement with Mr. Lambrecht dated March 3, 1998, which recognized the termination of his employment effective March 1, 1998. See "Settlement of Compensation Disputes with Founders" below.

         Colin A. Jones had an at-will Employment Agreement with PCI as Vice President of International Sales dated June 13, 1997 which was terminated on January 16, 1998. Under the Employment Agreement effective May 1, 1997, he received an annual salary of $60,000. He was also entitled to a one-time management fee of $80,000, payable over a 16-month period commencing July 1, 1997 at $5,000 per month or in a lump sum upon PCI's obtaining of certain financing, to compensate him for his expertise in sales, marketing, operations, management and existing contacts with major retail distributors. Mr. Jones agreed to devote his full time to PCI activities. The Employment Agreement allowed PCI to terminate his employment at any time, with or without cause. Upon a termination for any reason other than for cause, as defined in the agreement, PCI was required to continue paying him his then-current compensation on a regular basis and premiums for continued health insurance coverage for nine months, unless he is disqualified from receiving continued compensation and benefits based on certain conduct or breaches of the Employment Agreement.

         On September 17, 1997, Mr. Jones' salary was raised to $84,000 annually. See "Certain Relationships and Related Transactions - Raises to Certain Founders and Other Key Employees."

         Mr. Jones's employment was terminated on January 16, 1998, and he subsequently disputed the compensation and severance compensation due to him under his Employment

Agreement. PCI settled the dispute in an Agreement with Mr. Jones dated March 3, 1998. See "Settlement of Compensation Disputes with Founders" below.

         Greg P. Lambrecht had an at-will Employment Agreement with PCI as Vice President of International Sales dated June 13, 1997 and which was terminated on March 2, 1998. Under the Employment Agreement and effective May 1, 1997, he received an annual salary of $60,000. He was also entitled to a one-time management fee of $80,000, payable over a 16-month period commencing July 1, 1997 at $5,000 per month or in a lump sum upon PCI's obtaining of certain financing, to compensate him for his expertise in sales, marketing, operations, management and existing contacts with major retail distributors. He agreed to devote his full time to PCI activities. The Employment Agreement allowed PCI to terminate his employment at any time, with or without cause. Upon a termination for any reason other than for cause, as defined in the agreement, PCI must continue paying him his then-current compensation on a regular basis and premiums for continued health insurance coverage for nine months, unless he is disqualified from receiving continued compensation and benefits based on certain conduct or breaches of the Employment Agreement.

         On September 17, 1997, Mr. Lambrecht's salary was raised to $84,000 annually. See "Certain Relationships and Related Transactions - Raises to Certain Founders and Other Key Employees."

         Greg Lambrecht subsequently disputed the compensation and severance compensation due to him under his Employment Agreement. PCI settled the dispute in an Agreement with Mr. Lambrecht dated March 3, 1998, which recognized the termination of his employment effective March 2, 1998. See "Settlement of Compensation Disputes with Founders" below.

         Payout of Management Fees. When PCI received proceeds from its initial public offering, its asset increase triggered an obligation of PCI to pay the management fees of $80,000 each to Greg P. Lambrecht and Colin A. Jones in a lump sum after offset of amounts due PCI from Messrs. Lambrecht or Jones, respectively or Rose Hearts, Inc. and J&M Wholesale, Ltd., the companies they respectively own and control. On October 15, 1997, PCI reached an agreement with Mr. Lambrecht, which was approved by the Independent Directors on November 3, 1997, to release the remaining portion of his management fee, without offset, in consideration for the right to deduct offsetting amounts from commissions and other payments due to Rose Hearts, Inc. or to become due in the future. At the time, PCI considered the balance not to be significant, and not necessary of deduction in the context of the ongoing relationship. Under the agreement, PCI also reimbursed Mr. Lambrecht $3,338 for interest on personal loans which he incurred during the period that PCI delayed payment of his management fee. The agreement with Mr. Lambrecht did not affect Mr. Jones' management fee, which was paid after deducting amounts then known to be due from him.

         John E. Greenwell has an at-will Employment Agreement with PCI as President, Chief Executive Officer and Chief Operating Officer. The initial salary was $120,000, but increased, pursuant to the agreement's terms, to $150,000 a year upon his becoming Chief Executive Officer on March 1, 1998. Mr. Greenwell is eligible for any bonus plan or stock option plan offered to other comparable executives and was granted a conditionally guaranteed bonus of $50,000 for the fiscal year ending December 31, 1998, unless PCI terminates for cause and itself did not materially breach the agreement. The agreement may be terminated upon four weeks' written notice. The agreement provides severance compensation of 3 months compensation in the first 6 months or 9 months compensation for a termination after 6 months. The agreement contains a covenant not to compete which extends 12 months after termination of employment. The Board of Directors, on November 19, 1997, also granted Mr. Greenwell stock options to purchase 70,000 shares according to a vesting schedule from the date of the agreement until June 30, 1999 and which are exercisable from 1 to 5 years after the options vest and are subject to other conditions and restrictions.

         Settlement of Compensation Disputes with Founders. PCI's employment of Colin A. Jones terminated on January 16, 1998. On about January 19, 1998, Mr. Jones raised claims that his Employment Agreement with PCI entitled him to receive automatic percentage increases in compensation so that his compensation (including stock options and other benefits) would equal that of the most highly compensated officer of PCI. He asserted that his compensation should have retroactively increased to reflect higher compensation granted to Mr. Greenwell, who was hired in December, 1997. Mr. Jones retained counsel to pursue his claims, and his counsel subsequently brought similarly-based claims on behalf of Greg P. Lambrecht. On February 23, 1998, Steven A. Lambrecht asserted his position that the identical automatic raise clause contained in the Employment Agreements of each of the three individuals required that he receive equal compensation to Mr. Jones and Greg Lambrecht.

         PCI Management (other than those who asserted the claims) disagreed with the claimants' interpretation of their Employment Agreements, but determined that a quick resolution of the issues was preferable to a protracted legal dispute, and that settlement was in PCI's best interests.

         On March 3, 1998, PCI entered into settlement agreements with each of Messrs. Jones, Greg Lambrecht and Steve Lambrecht acknowledging the termination of their employment relationships with PCI. PCI paid each individual a lump sum payment of $40,000 in addition to severance compensation of nine months' salary and other benefits payable over nine months under their individual Employment Agreements. Each of the individuals agreed to extend their non-compete clauses for an additional six months for a total of a full year and a half following termination of employment and released PCI from all claims or causes of action relating to their respective Employment Agreement and their employment with PCI.

         Consulting Agreements. During 1997, we also had arrangements with the following consultants:

                  David S. Hodges was a director and had a Business Consulting Agreement with PCI dated June 2, 1997, which was terminated on August 25, 1997. In accordance with the agreement, Mr. Hodges assisted PCI with its initial public offering and additional projects. Mr. Hodges received $60 per hour and reimbursement for business expenses and health care coverage during the term of the agreement. Upon termination PCI was required to pay Mr. Hodges biweekly payments of $4,800 each for a six month period.

                  William L. Anthony, the Chairman of PCI's Board, entered a verbal agreement with PCI, on April 1, 1997, to act as a consultant to PCI's management to assist PCI with its initial public offering and advise them regarding certain aspects of strategic planning, business analysis and operations, including merchandising, marketing and supply chain issues as requested by PCI's management. PCI agreed to pay Mr. Anthony $2,000 per month and to reimburse certain related expenses. The consulting agreement was terminated on August 31, 1997, shortly after completion of PCI's initial public offering.

                  L.G. Zangani, Inc. and Leonardo G. Zangani Agreements. PCI entered a Consulting Agreement, effective September 16, 1997, with L.G. Zangani, Inc. as PCI's financial public relations consultant for $3,000 per month and a Stock Option Agreement, for the purchase by Leonardo G. Zangani, as further consideration for the entry into the Consulting Agreement of 50,000 shares at $8.40 per share, which vest in increments of 10,000 shares from September 16, 1999 to 2003.

         Reimbursement of Attorneys' Fees. PCI reimbursed Greg P. Lambrecht and Colin A. Jones for approximately $6,000 in attorneys fees related to the negotiation of various personal agreements or agreements of J&M or Rose Hearts with PCI. PCI also directly paid John E. Greenwell's attorney approximately $4,000 in fees in January 1998 for legal services provided in November and December 1997 related to the negotiation of his Employment Agreement. PCI reimbursed David S. Hodges for $1,200 in attorney's fees related to the negotiation of his consulting relationship. None of the law firms involved have any affiliation with PCI.

         Standing Arrangements for Outside Director Compensation. PCI has standing arrangements to grant each outside director options to purchase 5,000 shares of Common Stock and the Chairman additional options to purchase 2,500 shares of Common Stock on February 1 of each year at the market price on the date of the grant, but not less than $5.25 per share, to vest in quarterly increments of 1,250 (1,875 for the Chairman) and which shall be exercisable 1 to 5 years from the date each quarterly increment vests. The options are non-qualified. PCI also pays all outside directors for all meetings attended (whether regular or additional meetings) at the rate of $350 per meeting for meetings of up to four (4) hours and $750 per meeting for meetings over four (4) hours. The Board of Directors held 11 meetings in the year ended December 31, 1997 and all directors attended at least 75% of the total number of meetings.

                         RATIFICATION OF APPOINTMENT OF
                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
                             (ITEM 2 ON PROXY CARD)

         In conjunction with the Company's initial public offering, the Company, engaged Semple & Cooper, LLP of Phoenix, Arizona as its principal accountant to audit the Company's financial statements beginning with the Company's fiscal year ended March 31, 1997. The Company subsequently changed its fiscal year end to December 31 and appointed Semple & Cooper, LLP as the Company's independent certified public accountants for the Company for the fiscal year ending December 31, 1997. It is not anticipated that a representative of Semple & Cooper, LLP will be present at the Annual Meeting of Stockholders to respond to questions or make a statement.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

         None.

Vote Required and Recommendation for Item 2

         The affirmative vote of a majority of the shares of common stock present or represented by proxy and voting at the Annual Meeting of Stockholders is required for approval of this proposal. The Board of Directors unanimously recommends that the stockholders vote FOR the Item 2 ratification of the appointment of Semple & Cooper, LLP. as the Company's independent certified public accountants for the fiscal year ending December 31, 1996.


                 RATIFICATION OF CERTAIN STOCK OPTION GRANTS TO
                   CERTAIN DIRECTORS, OFFICERS AND CONSULTANTS
                             (ITEM 3 ON PROXY CARD)

         From June 20, 1997 through February 23, 1997, the Board of Directors made certain grants of non-qualified stock options to certain directors, officers and consultants which were subject to ratification by the Shareholders. Following is a summary of the terms of the options in tabular format (Please note that where certain option grants have multiple vesting periods, the first exercise date and the last expiration date are set forth):

                                 [see next page]

                                                 NEW PLAN BENEFITS


================================  =============== ================== ==============  ============== ================ ===============
                                       Grant         Exercisable                        Exercise         Number          Value of
         Name of Holder                Date           Beginning         Expires          Price         of Shares         Grant(1)
================================  =============== ================== ==============  ============== ================ ===============
William L. Anthony                    6/20/97          08/29/98         08/29/02         $5.25          156,250          $340,625
--------------------------------  --------------- ------------------ --------------  -------------- ---------------- ---------------
Leonardo G. Zangani                   9/16/97          09/16/99         09/16/03         $8.40           10,000          $12,700
--------------------------------  --------------- ------------------ --------------  -------------- ---------------- ---------------
Leonardo G. Zangani                   9/16/97          09/16/00         09/16/04         $8.40           10,000          $12,700
--------------------------------  --------------- ------------------ --------------  -------------- ---------------- ---------------
Leonardo G. Zangani                   9/16/97          09/16/01         09/16/05         $8.40           10,000          $12,700
--------------------------------  --------------- ------------------ --------------  -------------- ---------------- ---------------
Leonardo G. Zangani                   9/16/97          09/16/02         09/16/06         $8.40           10,000          $12,700
--------------------------------  --------------- ------------------ --------------  -------------- ---------------- ---------------
Leonardo G. Zangani                   9/16/97          09/16/03         09/16/07         $8.40           10,000          $12,700
--------------------------------  --------------- ------------------ --------------  -------------- ---------------- ---------------
RHEM Enterprises,                     8/7/97           08/29/98         08/29/02         $5.25           5,000           $10,900
Inc./Manschot
--------------------------------  --------------- ------------------ --------------  -------------- ---------------- ---------------
Steven A. Lambrecht                  11/19/97          11/19/98         11/19/02         $5.25           10,000           $9,300
--------------------------------  --------------- ------------------ --------------  -------------- ---------------- ---------------
Steven A. Lambrecht                  11/19/97          03/01/99         03/01/03         $5.25           10,000           $9,300
--------------------------------  --------------- ------------------ --------------  -------------- ---------------- ---------------
Atul Vashistha                       11/19/97          11/19/98         11/19/02         $5.25           1,250            $1,163
--------------------------------  --------------- ------------------ --------------  -------------- ---------------- ---------------
David S. Hodges                      11/19/97          11/19/98         11/19/02         $5.25           5,000            $4,650
--------------------------------  --------------- ------------------ --------------  -------------- ---------------- ---------------
John E. Greenwell                    12/13/97          12/15/98         12/15/02        $2.6875          10,000           $6,600
--------------------------------  --------------- ------------------ --------------  -------------- ---------------- ---------------
John E. Greenwell                    12/13/97          03/01/99         03/01/03         $5.25           10,000           $6,600
--------------------------------  --------------- ------------------ --------------  -------------- ---------------- ---------------
John E. Greenwell                    12/13/97          06/30/99         06/30/03         $5.25           10,000           $6,600
--------------------------------  --------------- ------------------ --------------  -------------- ---------------- ---------------
John E. Greenwell                    12/13/97          12/31/99         12/31/03         $5.25           10,000           $6,600
--------------------------------  --------------- ------------------ --------------  -------------- ---------------- ---------------
John E. Greenwell                    12/13/97          06/30/00         06/30/04         $5.25           10,000           $6,600
--------------------------------  --------------- ------------------ --------------  -------------- ---------------- ---------------
John E. Greenwell                    12/13/97          01/01/00         01/01/04         $5.25           20,000          $13,200
--------------------------------  --------------- ------------------ --------------  -------------- ---------------- ---------------
Eight Directors - 1998                2/1/98         02/01/99(2)        Various          $5.25           42,500          $12,325
================================  =============== ================== ==============  ============== ================ ===============

(1) No value was recorded for any of the director or employee options in the Company's financial statements because the market price on the date of grant for each option equaled or exceeded the grant price. No value was assigned to the Zangani options in the Company's financial statements due to immateriality standards applicable to options granted to non-employees. The values provided are for pro forma disclosure purposes only, and were calculated using the Black Schols valuation method.

(3) Directors receive options which vest in four increments in 1998 and following years on February 1, April 1, July 1 and October 1. The options will have exercise dates of 1 year to 5 years after the grant date. Thus, the first options will be exercisable on February 1, 1999. The options set forth in the table above constitute the options granted to directors for 1998, but shareholder approval under this Item constitutes approval for continuing annual grants in the same amount.

         The options described above were granted in conjunction with, and in consideration for consulting services (Zangani), employment services (Lambrecht and Greenwell) services as a director in 1997 (Anthony, RHEM/Manschot, Vashistha, Hodges) or services as a director in 1998 (Eight directors). The terms of agreements or standing arrangements for these services are described in greater detail in this Proxy Statement under "Employment Agreements" and "Certain Relationships and Related Transactions."

Vote Required and Recommendation for Item 3

         The affirmative vote of a majority of the shares of common stock present or represented by proxy and voting at the Annual Meeting of Stockholders is required for approval of this proposal. The Board of Directors unanimously recommends that the stockholders vote FOR the Item 3 ratification of the stock option grants.


             APPROVAL OF MANAGEMENT AND KEY EMPLOYEE INCENTIVE PLAN
                     APPROVAL OF EMPLOYEE STOCK OPTION PLAN
                          (ITEMS 4 AND 5 ON PROXY CARD)

Purpose

         The Board desires to attract and retain high-quality employees upon whom the Company's productivity, profitability and growth depends. The purpose of the Company's Management and Key Employee Incentive Plan (the "Incentive Plan") is to motivate the Company's management and sales staff to achieve certain predetermined performance goals, and to reward them upon achieving those goals.

         The Company's Employee Stock Option Plan (the "Option Plan") motivates Company employees by giving them a proprietary interest in the growth and performance of the Company. This, in turn, increases stockholder value through improved Company performance. Moreover, stock options allow the Company to reward employees without increasing the Company's compensation expense.

Administration

         The Incentive Plan and the Option Plan (collectively, the "Plans") will be administered by the Compensation Committee of the Company's Board of Directors (the "Committee"). The Committee will consist of two or more directors who qualify as: 1) "outside directors" within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"); and 2) "non-employee directors" within the meaning of Rule 16b-3 under the Exchange Act of 1934, as amended (the "Exchange Act").

Eligibility

         All salaried full-time employees of the Company are eligible to participate in both Plans.

Shares Subject to the Option Plan

         A stock option, which may be either qualified or non-qualified for income tax purposes, is the right to purchase a specified number of shares of the Company's Common Stock at a price fixed by the Committee. A maximum of 400,000 shares of the Company's Common Stock (the "Shares") may be issued under the Option Plan. Pursuant to the criteria of the Option Plan, these shares will be divided among the Option Plan participants in such manner as the Committee shall determine or authorize.

         Each time an option grant is made, the number of Shares available for future option grants will be reduced. Conversely, when an outstanding option expires, is canceled or is otherwise terminated or forfeited without being exercised, either in whole or in part, the unexercised Shares may again be the subject of a future option grant.

Performance Criteria

         Generally, performance criteria for executive officers and managers under the Incentive Plan will be based on a combination of: 1) the Company's achievement of targeted net income and net sales objectives; and 2) the employee's achievement of individual performance objectives. Before any payment will be made under the Incentive Plan, the Company must achieve at least 80% of its performance target level. To address potential situations for recognizing extraordinary individual performance in any year in which the Company fails to achieve either minimum net sales or net income objectives, the Incentive Plan will allow for discretionary payments as solely approved by the Committee.

         Performance criteria for sales people under the Incentive Plan will be based on a combination of: 1) individual gross sales objectives; 2) sales department gross sales objectives; and 3) total Company net income objectives. Gross sales objectives will be established for the first and second half of the fiscal year. Payments based on gross sales objectives will be made semi-annually, within two months of Company's half-year end. Payments based on net income objectives will be made annually.

         Under Section 162(m) of the Code, the federal income tax deductibility of compensation paid to the Company's Chief Executive Officer and to each of its next four most highly compensated executive officers may be limited to the extent that such compensation exceeds $1,000,000 in any one year. The Company can deduct compensation in excess of that amount if it qualifies as "performance-based compensation" under Section 162(m) of the Code. For bonus compensation paid under the Incentive Plan and for non-qualified options issued and exercised under the Option Plan to qualify as "incentive-based compensation," the Company must disclose to stockholders the performance criteria upon which the Committee bases awards under the Plans, and the Plans must be approved by the Company's stockholders.

         The Company will not pay any employee in excess of $1,000,000 for fiscal year 1998, nor does the Company anticipate paying any employee in excess of $1,000,000 in any fiscal year in the foreseeable future. Accordingly, Section 162(m) is not implicated at this time. If, in the future, the Committee contemplates a compensation package for any employee which may exceed $1,000,000 in a given fiscal year, the Company will take all steps necessary to comply with
Section 162(m) to preserve the full deductibility of compensation expense.

Federal Income Tax Consequences

         The following is a brief summary of the principal federal income tax consequences related to awards under the Option Plan. This summary is provided for general information only and does not purport to address all aspects of the possible federal income tax consequences of the Option Plan and IS NOT INTENDED AS TAX ADVICE TO ANY PERSON. No ruling from the Internal Revenue Service or opinion of counsel will be obtained regarding the federal income tax consequences to any holder of an option granted pursuant to the Option Plan.

         Incentive Stock Options Versus Non-Qualified Options

         Under the Option Plan, the Committee may grant options which either qualify as incentive stock options (an "ISO") under Section 422 of the Code or do not qualify under Section 422 (a "NQO"). At the time an option grant is made, regardless of whether the option is an ISO or NQO, generally no taxable income will be recognized by the holder of the option and no tax deduction will be available to the Company. However, upon exercise of the option and subsequent disposition of the underlying Shares, the tax consequences will vary depending on whether the option is an ISO or NQO.

         Incentive Stock Options

         No regular taxable income will be recognized by an option holder upon the exercise of an ISO if the holding period and employment requirements contained in the Code are met. Under the holding period requirements, the option holder must not dispose of the Shares within two years of the date the option was granted, nor within one year from the date of exercise. Under the employment requirements, the option holder must exercise the option either while employed by the Company or within three months of termination.

         Although no regular taxable income is recognized upon exercise of an ISO, the amount by which the fair market value of the Shares on the date of exercise exceeds the exercise price may give rise to alternative minimum tax liability.

         Provided that the holding period and employment requirements are met, any gain or loss realized upon the subsequent disposition of the Shares will be treated as capital gain or loss. The option holder's tax basis in the Shares will be the option price.

         Non-qualified Stock Options

         Any option grant that does not satisfy the requirements of an ISO is, by definition, a NQO. Upon exercise of a NQO, the option holder must recognize ordinary taxable income, and the Company is entitled to a tax deduction equal to the difference between the fair market value of the Shares and the option price. The option exercise may also be subject to tax reporting and withholding requirements.

         Upon the subsequent disposition of the Shares, the option holder will recognize a capital gain or loss equal to the difference between the fair market value of the Shares at the date of exercise and the fair market value of the Shares on the date of disposition. The capital gain or loss will be either short-term or long-term, depending upon the length of time that the Shares were held after exercise.

Effective Date, Amendment, Termination and Expiration

         The Option Plan shall be effective upon stockholder approval at the Company's annual meeting on May 8, 1998. The Incentive Plan shall be retroactively effective to January 1, 1998, in order to base Incentive Plan goals and payouts on a full fiscal year.

         The Board of Directors may amend, modify, suspend or terminate either or both of the Plans at any time; provided, however, that:

         o No amendment, modification, suspension or termination shall in any manner adversely affect any Plan participant without the participant's written consent;

         o No amendment shall be made to the Incentive Plan without stockholder approval if: 1) stockholder approval is required under any provision of the Code or Exchange Act or any other law; and 2) the Board determines that stockholder approval is appropriate;

         o The Option Plan shall terminate no later than the day preceding the tenth anniversary of the date the Plan is adopted by the Board.

         THE FOREGOING SUMMARY OF THE PLANS IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE FULL TEXT OF THE INCENTIVE PLAN AND OPTION PLAN, ATTACHED HERETO AS EXHIBITS AND INCORPORATED HEREIN BY THIS REFERENCE.

Vote Required and Recommendation for Items 4 and 5

         The affirmative vote of a majority of the shares of common stock present or represented by proxy and voting at the Annual Meeting of Stockholders is required for approval of proposal 4. The Board of Directors unanimously recommends that the stockholders vote FOR the Item 4 Management and Key Employee Incentive Plan.

         The affirmative vote of a majority of the shares of common stock present or represented by proxy and voting at the Annual Meeting of Stockholders is required for approval of proposal 5. The Board of Directors unanimously recommends that the stockholders vote FOR the Item 5 Employee Stock Option Plan.


                         STOCKHOLDER PROPOSALS FOR 1998

         Proposals of security holders intended to be presented at the Company's 1999 Annual Meeting of Stockholders must be received by the Company by not later than December 2, 1998.

                                  OTHER MATTERS

         The cost of soliciting proxies will be borne by the Company and will consist primarily of printing, postage and handling, including the expenses of brokerage houses, custodians, nominees, and fiduciaries in forwarding documents to beneficial owners. Solicitations also may be made by the Company's officers, directors, or employees, personally or by telephone.

Scottsdale, Arizona
April 8, 1998

                       PREMIUM CIGARS INTERNATIONAL, LTD.
                 1998 MANAGEMENT AND KEY EMPLOYEE INCENTIVE PLAN



         1. PURPOSE. The purpose of the Premium Cigar International, Ltd. (the "Company") 1998 Management and Key Employee Incentive Plan (the "Plan") is to advance the interests of the Company by encouraging and rewarding teamwork, and providing management with a strong incentive to increase value to shareholders.

         2. DEFINITIONS. As used in this Plan, terms defined parenthetically immediately after their use shall have the respective meanings provided by such definitions, and the terms set forth below shall have the following meanings:

                  (a) "Award" shall mean, individually or collectively, a cash payment under the Plan.

                  (b) "Board" shall mean the Board of Directors of the Company.

                  (c) "Change in Control" shall have the same meaning as that term has in the Premium Cigars International, Ltd. Stock Option Plan for Employees.

                  (d) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and any referenced section thereof shall include any successor provision thereto.

                  (e) "Committee" shall mean the Compensation Committee of the Board. to "Company" shall mean Premium Cigars International, Ltd.

                  (f) "Company shall mean Premium Cigars International, Ltd.

                  (g) "Disabled" shall have the same meaning as the term "Disability" has in the Stock Option Plan.

                  (h) "Effective Date" shall mean January 1, 1998.

                  (i) "Employee" shall mean an individual who is a full-time employee of the Company or a Subsidiary.

                  (j) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time, and any referenced section thereof, or rule or regulation promulgated thereunder shall include any successor provision thereto.

                  (k) "Executive Officer" shall mean an Employee who is an executive officer of the Company or a Subsidiary.

                  (l) "Maximum Award" shall mean the maximum Award for which a Participant is eligible in accordance with Section 6.

                  (m) "Participant" shall mean any Employee selected by the Committee as eligible to receive an Award under the Plan.

                  (n) "Performance Period" shall mean the 12 month period beginning January 1 and ending December 31, and/or the 6 month periods beginning January 1 and ending June 30, and beginning July 1 and ending December 31.

                  (o) "Plan" shall mean this Premium Cigars International, Ltd., 1998 Management and Key Employee Incentive Plan, as may be amended from time to time.

                  (p) "Profit Objectives" shall mean the objectives established by the Committee in accordance with Section 5.2.

                  (q) "Revenue Objectives" shall mean the objectives established by the Committee in accordance with Section 5.1.

                  (r) "Subsidiary" shall mean any corporation or other person of which a majority of its voting power, equity securities or equity interest is owned, directly or indirectly, by the Company.

                  (s) "Target Award" is the percentage of a Participant's salary as of December 31, ranging from 10% to 60%.

                  (t) "Target Profit Benchmark" shall mean the target Profit Objective established by the Committee in accordance with Section 5.2.

                  (u) "Target Revenue Benchmark" shall mean the target Revenue Objective established by the Committee in accordance with Section 5. l .


         3. ADMINISTRATION.

                  3.1 The Committee. The Plan shall be administered by the Committee, the members of which shall be appointed from time to time by, and shall serve at the discretion of, the Board. The Committee shall be composed solely of two or more directors who are outside directors within the meaning of
Section 162(m) of the Code and regulations promulgated thereunder, and who are non-employee directors within the meaning of Rule

16b-3 promulgated under the Exchange Act, and who are independent directors within the meaning of Article III, Section 14(a) of the Company's Bylaws.

                  3.2 Authority of the Committee. Subject to the provisions of the Plan, the Committee shall have full authority to:

                           (a) determine the size, types and frequency of Awards
granted under the Plan;

                           (b)  determine  the terms and  conditions  of Awards,
including any restrictions or conditions to the Awards, which need not be identical;

                           (c) construe and interpret the Plan and any agreement
or instrument entered into under the Plan;

                           (d)   establish,   amend   and   rescind   rules  and
regulations for the Plan's administration; and

                           (e) amend the terms and conditions of any outstanding
Award to the extent such terms and conditions are within the discretion of the Committee as provided in the Plan.

The Committee shall have sole discretion to make all other determinations that may be necessary or advisable for the administration of the Plan. To the extent permitted by law, Rule 16b-3 promulgated under the Exchange Act and Section 162(m) of the Code and the regulations thereunder, the Committee may delegate its authority as identified hereunder.

                  3.3 Decisions Binding. All determinations and decisions made by the Committee pursuant to the provisions of the Plan, and all related orders or resolutions of the Board, shall be final, conclusive and binding upon all persons, including the Company, its stockholders, Employees, Participants and their successors, assigns, estates and beneficiaries.

                  3.4 Compliance; Bifurcation of Plan. It is the intention of the Company that the Plan and the administration of the Plan satisfy the requirements of Rule 16b-3 promulgated under the Exchange Act and Section 162(m) of the Code. Accordingly, if any aspect of the administration of the Plan, or the operation of any provision of the Plan, would conflict with this intent, such administration or provision shall be deemed null and void, and in all events the Plan shall be construed in favor of its operation and administration in accordance with such intent.

Notwithstanding anything in the Plan to the contrary, the Board or the Committee, in its discretion, may bifurcate the Plan so as to restrict, limit or condition the use of any provision of the Plan to Participants who are subject to Section 16 of the Exchange Act without so restricting, limiting or conditioning the Plan with respect to other Participants.

         4. ELIGIBILITY. All salaried Employees shall be eligible Participants in the Plan for each Performance Period during which the Plan is in effect.

         5. PERFORMANCE OBJECTIVES. Annually, within the applicable period provided under Treas. Reg. ss. 1.162-27(e)(2), the Committee shall establish in writing the Revenue Objectives and Profit Objectives and the relative weighing of each for the Performance Period.

                  5.1 Revenue Objectives. The Committee shall establish various Revenue Benchmarks for any relevant Performance Period based on revenues and other quantitative or qualitative strategic growth measures as determined by the Committee.

                  5.2 Profit Objectives. The Committee shall establish various Profit Benchmarks for any relevant Performance Period based on consolidated net income or earnings per share and other quantitative or qualitative strategic profit measures as determined by the Committee.

         6. AWARDS. Awards will be determined as soon as reasonably practicable after the close of each Performance Period and will be certified by the Committee before distribution. The Maximum Award available for any Participant shall be equal to 190% of the Participant's Target Award amount.

         7. PAYMENT OF AWARDS.

                  7.1 Payment of Award. The Award shall be paid to each Participant as soon as reasonably practicable following the end of the Performance Period, but no later than 60 days following the end of the Performance Period to which the Award relates.

                  7.2 Withholding for Taxes. The Company shall have the right to deduct from all cash Awards any taxes required to be withheld as a result thereof, whether federal, state or local.

         8. TERMINATION OF EMPLOYMENT DURING ANY PERFORMANCE PERIOD.

                  8.1 Termination for Reasons Other Than Death or Disability. If the Participant's employment by the Company or a Subsidiary terminates for any reason (other than death or disability) during any Performance Period, such Participant shall not be entitled to any Award for that Performance Period.

                  8.2 Death or Disability During Performance Period. If a Participant dies or becomes Disabled during any Performance Period, the amount of the Award shall be calculated in the same manner as described in Section 9.2. Such Award shall be non-forfeitable and shall be distributed in the same manner as described in Section 9.3.

         9. CHANGE IN CONTROL. If there is a Change in Control while the Plan remains in effect, then the following shall apply:

                  9.1  Nonforfeitability.   Each  Participant's  accrued  Award,
calculated in accordance with Section 9.2 below, shall automatically become nonforfeitable on the date of such Change in Control.

                  9.2 Calculation of Awards. The Committee, as soon as reasonably practicable after the date of such Change in Control, shall determine each Participant's Award accrued through the end of the calendar month which immediately precedes the date of such Change in Control. The Award shall be in an amount which is equal to the greater of (a) the Target Award available multiplied by a percentage equal to the percentage of the Target Award that would have been earned assuming that the rate at which the Revenue Objectives and Profit Objectives have been achieved as of the date of such Change in Control would have continued until the end of the Performance Period or (b) the Target Award available multiplied by the percentage of the Performance Period completed at the time of the Change in Control.

                  9.3 Payment of Awards. Each Participant's accrued Award (determined as provided in Section 9.2) shall be paid in a single sum in cash as soon as reasonably practicable after the date of the Committee's determination of the Award.

         10. AMENDMENTS, MODIFICATION AND TERMINATION OF THE PLAN. The Board may terminate the Plan, in whole or in part and may amend the Plan from time to time, including the adoption of amendments deemed necessary or desirable to correct any defect, supply an omission or reconcile any inconsistency in the Plan. Notwithstanding the foregoing, no amendment shall be made without stockholder approval if: (a) such approval is necessary to satisfy any applicable (i) provision of the Code or the Exchange Act or any regulation promulgated thereunder, or (ii) any other regulatory law or regulation, and (b) the Board determines that it is appropriate to seek stockholder approval.

No amendment, modification or termination of the Plan shall in any manner adversely affect any Participant with respect to a current Performance Period without the written consent of such Participant.

         11. GOVERNING LAW. The Plan and all determinations made and actions taken pursuant thereto shall, to the extent not preempted by federal law, be governed by and construed in accordance with the laws of the State of Arizona, without regard to the conflict of law provisions thereof.

         12. GENDER AND NUMBER. Unless otherwise indicated by the context, reference to the masculine gender shall include the feminine gender and vice-versa, the plural shall include the singular and the singular shall include the plural.

         13. SEVERABILITY. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

         14. NON-TRANSFERABILITY. A Participant's rights under this Plan may not be assigned, pledged or otherwise transferred other than by will or the laws of descent and distribution, except that upon a Participant's death, the Participant's rights to payment may be transferred pursuant to the laws of descent and distribution.

         15. NO GRANTING OF EMPLOYMENT RIGHTS. Neither the Plan nor any action taken under the Plan shall be construed as giving any Employee the right to become a Participant, nor shall the fact that an Employee is a Participant be construed as giving such Employee any right with respect to continuance of employment by the Company. The Company expressly reserves the right to terminate, whether by dismissal, discharge or otherwise, a Participant's employment at any time, with or without cause, except as may otherwise be provided by any written agreement between the Company and the Participant.

         16. INDEMNIFICATION. No member of the Board or the Committee, nor any officer or Employee acting on behalf of the Board or the Committee, shall be personally liable for any action, determination or interpretation taken or made with respect to the Plan, and all members of the Board, the Committee and each and any officer or Employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action, determination or interpretation.

         17. SUCCESSORS. All obligations of the Company under the Plan shall be binding on any successor to the Company, whether the existence of such successor is a result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business and/or assets of the Company.

                       PREMIUM CIGARS INTERNATIONAL, LTD.
                             1998 STOCK OPTION PLAN
                                  FOR EMPLOYEES

         1. Purpose.

                  The purpose of The Premium Cigars International, Ltd. 1998 Stock Option Plan for Employees (the "Plan") is to strengthen Premium Cigars
International, Ltd., an Arizona corporation (the "Company"), by providing an incentive to its employees and thereby encouraging them to devote their abilities to the success of the Company. It is intended that this purpose be achieved by extending to employees of the Company and its Subsidiaries a long-term incentive for high levels of performance and unusual efforts through the grant of Incentive Stock Options and Nonqualified Stock Options (as each term is herein defined).

         2. Definitions.

                  For purposes of the Plan:

                  2.1 "Adjusted Fair Market Value" means, in the event of a Change in Control, the greater of (i) the highest price per share paid to holders of the Company's Common Stock in any transaction (or series of transactions) constituting or resulting in a Change in Control or (ii) the highest Fair Market Value of a share of the Company's Common Stock during the ninety (90) day period ending on the date of a Change in Control.

                  2.2 "Agreement" means the written agreement between the Company and an Optionee evidencing the grant of an Option and setting forth the terms and conditions thereof.

                  2.4 "Board" means the Board of Directors of the Company.

                  2.5 "Cause" means unless otherwise defined in the Agreement evidencing a particular Option, a felony conviction of a Participant or the failure of a Participant to contest prosecution for a felony, or a Participant's willful misconduct or dishonesty, any of which is determined by the Committee to be directly and materially harmful to the business or reputation of the Company or its Subsidiaries.

                  2.6 "Change in Capitalization" means any increase or reduction in the number of Shares, or any change (including, but not limited to, a change in value) in the Shares or exchange of Shares for a different number or kind of shares or other securities of the Company or another corporation, by reason of a reclassification, recapitalization, merger, consolidation, reorganization, spin-off, split-up, issuance of warrants or rights or debentures, stock dividend, stock split or reverse stock split, cash dividend, property dividend, combination or exchange of shares, repurchase of shares, change in corporate structure or otherwise.

                  2.7 A "Change in Control" shall mean the occurrence during the term of the Plan, of:

                           (a) An  acquisition  (other  than  directly  from the
Company) of any voting securities of the Company (the "Voting Securities") by any Person (as the term person is used for purposes of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), immediately after which such Person has "Beneficial Ownership" (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of twenty percent (20%) or more of the combined voting power of the Company's then outstanding Voting Securities; provided, however, in determining whether a Change in Control has occurred, Voting Securities which are acquired in a "Non-Control Acquisition" (as hereinafter defined) shall not constitute an acquisition which would cause a Change in Control. A Non-Control Acquisition shall mean an acquisition by (i) an employee benefit plan (or a trust forming a part thereof) maintained by (A) the Company or (B) any corporation or other Person of which a majority of its voting power or its equity securities or equity interest is owned, directly or indirectly, by the Company (for purposes of this definition, a "Subsidiary") (ii) the Company or its Subsidiaries, or (iii) any Person in connection with a Non-Control Transaction (as hereinafter defined):

                           (b) The individuals  who, as of the effective date of
this Plan are members of the Board (the "Incumbent Board"), cease for any reason to constitute at least two-thirds of the members of the Board; provided, however, that if the election, or nomination for election by the Company's common stockholders, of any new director was approved by a vote of at least two-thirds of the Incumbent Board, such new director shall, for purposes of this Plan, be considered a member of the Incumbent Board; provided further, however, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened Election Contest (as described in Rule 14a-11 promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board (a "Proxy Contest") including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest: or

                           (c) The consummation of:

                                    (i)    A    merger,     consolidation     or
reorganization involving the Company, unless such merger, consolidation or reorganization is a Non-Control Transaction. A "Non-Control Transaction" shall mean a merger, consolidation or reorganization of the Company where:

                                            (A) the  stockholders of the Company
immediately before such merger, consolidation or reorganization own directly or indirectly immediately following such merger, consolidation or reorganization, at least seventy-five percent (75%) of the combined voting power of the outstanding Voting Securities of the corporation resulting from such merger or consolidation or reorganization (the "Surviving Corporation") in substantially the same proportion as their ownership of the Voting Securities immediately before such merger, consolidation or reorganization,

                                            (B) the individuals who were members
of the Incumbent Board immediately prior to the execution of the agreement providing for such merger, consolidation or reorganization constitute at least two-thirds of the members of the board of directors of the Surviving Corporation, or a corporation beneficially directly or indirectly owning a majority of the Voting Securities of the Surviving Corporation, and no agreement, plan or arrangement is in place to change the composition of the board of directors following the merger, consolidation or reorganization; and

                                            (C) no  Person  other  than  (i) the
Company, (ii) any Subsidiary, (iii) any employee benefit plan (or any trust forming a part thereof) maintained by the Company, the Surviving Corporation, or any Subsidiary, or (iv) any Person who, immediately prior to such merger, consolidation or reorganization had Beneficial Ownership of twenty percent (20%) or more of the then outstanding Voting Securities), has Beneficial Ownership of twenty percent (20%) or more of the combined voting power of the Surviving Corporation's then outstanding voting securities.

                                    (ii) A complete  liquidation  or dissolution
of the Company; or

                                    (iii) The sale or other  disposition  of all
or substantially all of the assets of the Company to any Person (other than a transfer to a Subsidiary).

                                    Notwithstanding  the foregoing,  a Change in
Control shall not be deemed to occur solely because any Person (the "Subject Person") acquired Beneficial Ownership of more than the permitted amount of the then outstanding Voting Securities as a result of the acquisition of Voting Securities by the Company which, by reducing the number of Voting Securities then outstanding, increases the proportional number of shares Beneficially Owned by the Subject Persons, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Voting Securities by the Company, and after such share acquisition by the Company, the Subject Person becomes the Beneficial Owner of any additional Voting Securities which increases the percentage of the then outstanding Voting Securities Beneficially Owned by the Subject Person, then a Change in Control shall occur.

                  2.8 "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor thereto, together with any regulations promulgated thereunder.

                  2.9 "Committee" means the Compensation Committee of the Board.

                  2.10 "Company" means Premium Cigars International, Ltd.

                  2.11 "Disability" means total disability as determined by the Committee in accordance with standards and procedures similar to those under the Company's long-term disability Plan.

                  2.12 "Disinterested Director" means a director of the Company who is a "non-employee director" within the meaning of Rule 16b-3 under the Exchange Act.

                  2.13 "Division" means any of the operating units or divisions of the Company designated as a Division by the Committee.

                  2.14  "Eligible   Individual"  means  any  full-time  salaried
employee of the Company or a Subsidiary.

                  2.15 "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and any referenced section thereof, or rule or
regulation  promulgated  thereunder,   shall  include  any  successor  provision
thereto.

                  2.16 "Fair Market Value" on any date means the average of the high and low sales prices of the Company's Common Stock on such date on the NASDAQ SmallCap Market or if no such reported sale of the Company's Common Stock shall have occurred on such date, on the next preceding date on which there was such a reported sale. If there shall be any material alteration in the present system of reporting sale prices of the Company's Common Stock, or if the Company's Common Stock shall no longer be listed on the NASDAQ SmallCap Market, the Fair Market Value shall be the value established by the Committee in good faith and, in the case of an Incentive Stock Option, in accordance with Section 422 of the Code.

                  2.17 "Incentive Stock Option" means an Option satisfying the requirements of Section 422 of the Code and designated by the Committee as an Incentive Stock Option.

                  2.18 "Nonqualified Stock Option" means an Option which is not an Incentive Stock Option.

                  2.19  "Option"  means  a  Nonqualified   Stock  Option  or  an
Incentive Stock Option or each or both of them.

                  2.20 "Optionee" means a person to whom an Option has been granted under the Plan.

                  2.21 "Outside Director" means a director of the Company who is an "outside director" within the meaning of Section 162(m) of the Code and the regulations promulgated thereunder.

                  2.22  "Parent"  means  any  corporation   which  is  a  parent
corporation (within the meaning of Section 424(e) of the Code) with respect to the Company.

                  2.23 "Plan" means the Premium Cigars International, Ltd. 1998 Stock Incentive Plan for Employees.

                  2.24 "Pooling Transaction" means an acquisition of the Company in a transaction which is intended to be treated as a "pooling of interests" under generally accepted accounting principles.

                  2.25 "Retirement" means retirement from active employment with the Company and its Subsidiaries as defined by the Committee for purposes of this Plan.

                  2.26 "Share" means a share of the Company's Common Stock issued to an Optionee as a result of the exercise of an Option.

                  2.27 "Subsidiary" means any corporation which is a subsidiary corporation (within the meaning of Section 424(f) of the Code) with respect to the Company.

                  2.28 "Successor Corporation" means a corporation, or a parent or subsidiary thereof within the meaning of Section 424(a) of the Code, which issues or assumes a stock option in a transaction to which Section 424(a) of the Code applies.

                  2.29 "Ten-Percent Stockholder" means an Eligible Individual, who, at the time an Incentive Stock Option is to be granted to him or her, owns (within the meaning of Section 422(b)(6) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, or of a Parent or a Subsidiary.

         3. Administration.

                  3.1 The Plan shall be administered by the Committee. The Committee shall consist solely of two (2) or more directors of the Company, each of whom shall be a Disinterested Director and an Outside Director, as well as an "Independent Director" as defined in Article II, Section 14(a) of the Company's Bylaws. The members of the Committee shall be appointed from time to time by and shall serve at the discretion of the Board. No member of the Committee shall be liable for any action, failure to act, determination or interpretation made in good faith with respect to this Plan or any transaction hereunder, except for liability arising from his or her own willful misfeasance, gross negligence or reckless disregard of his or her duties. The Company hereby agrees to indemnify each member of the Committee for all costs and expenses and, to the extent permitted by applicable law, any liability incurred in connection with defending against, responding to, negotiating for the settlement of or otherwise dealing with any claim, cause of action or dispute of any kind arising in connection with any actions in administering this Plan or in authorizing or denying authorization of any transaction hereunder.

                  3.2 Subject to the express terms and conditions set forth herein, the Committee shall also have the power from time to time to:

                           (a) select those Eligible Individuals to whom Options
shall be granted under the Plan and the number of such Options to be granted and to prescribe the terms and conditions (which need not be identical) of each such Option, and make any amendment or modification to any Option Agreement consistent with the terms of the Plan;

                           (b) accelerate the  exercisability of, and accelerate
or waive any or all of the restrictions and conditions applicable to, any Option, for any reason.

                           (c) extend the duration of an Option exercise period;

                           (d) construe and  interpret  the Plan and the Options
granted hereunder and to establish, amend and revoke rules and regulations for the administration of the Plan, including, but not limited to, correcting any defect or supplying any omission, or reconciling any inconsistency in the Plan or in any Agreement, in the manner and to the extent it shall deem necessary or advisable so that the Plan complies with applicable law including Rule 16b-3 under the Exchange Act and the Code to the extent applicable, and otherwise to make the Plan fully effective.

                           (e) determine the duration and purposes for leaves of
absence, other than those provided for in the Company's personnel policies and procedures, which may be granted to an Optionee on an individual basis without constituting a termination of employment or service for purposes of the Plan;

                           (f) include  forfeiture  provisions for violations of
restrictive or other similar covenants;

                           (g)  exercise  its  discretion  with  respect  to the
powers and rights granted to it as set forth in the Plan; and

                           (h)  generally  exercise such powers and perform such
acts as are deemed necessary or advisable to promote the best interests of the Company with respect to the Plan.

         4. Stock Subject to the Plan.

                  4.1 Subject to adjustment, the maximum number of Shares that may be made the subject of Options granted under the Plan is 400,000. Upon a Change in Capitalization, the maximum number of Shares referred to in the preceding sentence shall be adjusted in number and kind pursuant to Section 7. The Company shall reserve for the purposes of the Plan, out of its authorized but unissued Shares or out of Shares held in the Company's treasury, or partly out of each, such number of Shares as shall be determined by the Board.

                  4.2 Upon the granting of an Option, the number of Shares available under Section 4.1 for the granting of further Options will be reduced by any such options granted.

                  4.3 Whenever any outstanding Option or portion thereof expires, is canceled or is otherwise terminated or forfeited for any reason without having been exercised or payment having been made in respect of the entire Option, the Shares allocable to the expired, canceled or otherwise terminated portion of the Option may again be the subject of Options granted hereunder.

                  5. Option Grants for Eligible Individuals.

                  5.1 Authority of Committee. Subject to the provisions of the Plan, the Committee shall have full and final authority to select those Eligible Individuals who will receive Options, and the terms and conditions thereof. The grant of an Option and the terms and conditions thereof shall be set forth in an Agreement.

                  5.2 Purchase Price. The purchase price or the manner in which the purchase price is to be determined for Shares under each Option shall be determined by the Committee and set forth in the Agreement; provided, however, that the purchase price per Share under each Option shall not be less than 100% of the Fair Market Value of a Share on the date the Option is granted (110% in the case of an Incentive Stock Option granted to a Ten-Percent Stockholder).

                  5.3 Maximum Duration. Options granted hereunder shall be for such term as the Committee shall determine, provided that an Incentive Stock Option shall not be exercisable after the expiration of ten (10) years from the date it is granted and except as set out in Section 5.5(d), a Nonqualified Stock Option shall not be exercisable after the expiration of ten (10) years from the date it is granted. The Committee may, subsequent to the granting of any Option, extend the term thereof but in no event shall the term as so extended exceed the maximum term provided for in the preceding sentence.

                  5.4 Vesting. Subject to Section 5.10, each Option shall become exercisable in such installments (which need not be equal) and at such times as may be designated by the Committee and set forth in the Agreement. To the extent not exercised, installments shall accumulate and be exercisable, in whole or in part, at any time after becoming exercisable, but not later than the date the Option expires. The Committee may accelerate the exercisability of any Option or portion thereof at any time.

                  5.5 Termination of Employment, Death or Disability. Unless otherwise determined by the Committee:

                           (a) If the  employment  of an Eligible  Individual by
the Company is terminated for Cause, all the rights of such Eligible Individual, whether or not exercisable, under any then outstanding Option shall terminate immediately.

                           (b) If the  employment of the Eligible  Individual is
terminated for any reason other than for Cause, Retirement, death or Disability, an Option shall be exercisable by such Eligible Individual or a personal representative at any time prior to the expiration date of the Option or within ninety (90) days after the date of such termination, whichever is the shorter period, but only to the extent the Option was exercisable at the date of termination.

                           (c) In the event of  Retirement,  an Option  shall be
exercisable by such Eligible Individual at any time prior to the expiration date of the Option or within two (2) years after the date of such Retirement, whichever is the shorter period, but only to the extent the Option was exercisable at the date of Retirement.

                           (d)  In  the  event  of  death  or  Disability  of an
Eligible Individual while in the employ of the Company, all Options of such Eligible Individual then outstanding shall become immediately exercisable in full. In the event of death of an Eligible Individual, all Options of such Eligible Individual shall be exercisable by the person or the persons to whom those rights pass by will or by the laws of descent and distribution or, if appropriate, by the legal representative of the estate of the deceased Eligible Individual at any time within two (2) years after the date of death, regardless of the expiration date of the Option, except for Incentive Stock Options which may not be exercised later than the expiration date of the Options. In the event of Disability of an Eligible Individual all Options of such Eligible Individual shall be exercisable by the Eligible Individual or, if incapacitated, by a legal representative at any time within two (2) years of the date of determination of Disability regardless of the expiration date of the Options, except for Incentive Stock Options which may not be exercised later than the expiration date of the Options.

                  5.6 Modification. Subject to the terms of the Plan, the Committee may modify outstanding Options or accept the surrender of outstanding Options (to the extent not yet exercised) and grant new Options in substitution for them. No modification of an Option shall adversely alter or impair any rights or obligations under the Option without the Optionee's consent.

                  5.7 Non-Transferability.

                           (a) No Option granted hereunder shall be transferable
by the Optionee to whom granted except by will or the laws of descent and distribution, and an Option may be exercised during the lifetime of such Optionee only by the Optionee or his or her guardian or legal representative. The terms of such Option shall be final, binding and conclusive upon the beneficiaries, executors, administrators, heirs and successors of the Optionee.

                           (b) No Share(s) issued to an Optionee pursuant to the
exercise of an Incentive Stock Option shall be transferable by reason of a disposition (as that term is defined in Section 424(c) of the Code) within the two-year period commencing on the day after the date of the grant or within the one-year period commencing on the day after the date of transfer of such Share or Shares to the Optionee pursuant to such exercise.

                  5.8 Method of Exercise. The exercise of an Option shall be made only by a written notice delivered in person or by mail to the Secretary of the Company at the Company's principal executive office, specifying the number of Shares to be purchased and accompanied by payment therefor and otherwise in accordance with the Agreement pursuant to which the Option was granted. The purchase price for any Shares purchased pursuant to the exercise of an Option shall be paid, as determined by the Committee in its discretion, in either of the following forms (or any combination thereof): (i) cash or (ii) the transfer of Shares previously owned by Optionee, for a time period determined by the Committee, to the Company upon such terms and conditions as determined by the Committee. Any Shares transferred to the Company as payment of the purchase price under an Option shall be valued at their Fair Market Value on the day preceding the date of exercise of such Option. In addition, Options may be exercised through a registered broker-dealer pursuant to such cashless exercise procedures (other than Share withholding) which are, from time to time, deemed acceptable by the Committee. No fractional Shares (or cash in lieu thereof) shall be issued upon exercise of an Option and the number of Shares that may be purchased upon exercise shall be rounded to the nearest number of whole Shares.

                  5.9 Rights of Optionees. No Optionee shall be deemed for any purpose to be the owner of any Shares subject to any Option unless and until (i) the Option shall have been exercised pursuant to the terms thereof, (ii) the Company shall have issued and delivered Shares to the Optionee and (iii) the Optionee's name shall have been entered as a stockholder of record on the books of the Company. Thereupon, the Optionee shall have full voting, dividend, and other ownership rights with respect to such Shares, subject to such terms and conditions set forth herein and in the applicable Agreement.


                  5.10 Effect of Change in Control. Except as may be set forth in an Agreement, in the event of a Change in Control, all Options outstanding on the date of such Change in Control shall become immediately and fully exercisable. In the event an Optionee's employment with the Company is terminated other than for Cause within three (3) years following a Change in Control, each Option held by the Optionee that was exercisable as of the date of termination of the Optionee's employment or service shall remain exercisable for a period ending the earlier of the second anniversary of the termination of the Optionee's employment or service or the expiration of the stated term of the Option.

                  In addition, to the extent set forth in an Agreement evidencing the grant of an Option, an Optionee will be permitted to surrender for cancellation within sixty (60) days after such Change in Control any Option or portion of an Option to the extent not yet exercised and the Optionee will be entitled to receive a payment in an amount equal to the excess, if any, of
(x)((A) in the case of a Nonqualified Stock Option, the greater of (1) the Fair Market Value, on the date preceding the date of surrender, of the Shares subject to the Option or portion thereof surrendered or (2) the Adjusted Fair Market Value of the Shares subject to the Option or portion thereof surrendered or (B) in the case of an Incentive Stock Option, the Fair Market Value, on the date preceding the date of surrender, of the Shares subject to the Option or portion thereof surrendered) over (y) (the aggregate purchase price for such Shares under the Option or portion thereof surrendered) provided, however, that in the case of an Option granted within six (6) months prior to the Change in Control to any Optionee who may be subject to liability under Section 16(b) of the Exchange Act, such Optionee shall be entitled to surrender for cancellation his or her Option during the sixty (60) day period commencing upon the expiration of six (6) months from the date of grant of any such Option. The form of payment shall be determined by the Committee.

         6. Adjustment Upon Changes in Capitalization.

                  (a) In the event of a Change in Capitalization, the Committee shall conclusively determine the appropriate adjustments, if any, to (i) the maximum number and class of Shares or other stock or securities with respect to which Options may be granted under the Plan, (ii) the maximum number and class of Shares or other stock or securities with respect to which Options may be granted to any Eligible Individual during the term of the Plan, and (iii) the number and class of Shares or other stock or securities which are subject to outstanding Options granted under the Plan and the purchase price therefor, if applicable.

                  (b) Any such adjustment in the Shares or other stock or securities subject to outstanding Incentive Stock Options (including any adjustments in the purchase price) shall be made in such manner as not to constitute a modification as defined by Section 424(h)(3) of the Code and only to the extent otherwise permitted by Sections 422 and 424 of the Code.

                  (c) If, by reason of a Change in Capitalization, an Optionee shall be entitled to exercise an Option with respect to new, additional or different Shares of stock or securities, such new, additional or different shares shall thereupon be subject to all of the conditions, restrictions and performance criteria which were applicable to the Shares subject to the Option, as the case may be, prior to such Change in Capitalization.

         7. Effect of Certain Transactions.

                  Subject to Sections 5.10 and 6(b) or as otherwise provided in an Agreement, in the event of (i) the liquidation or dissolution of the Company or (ii) a merger or consolidation of the Company (a "Transaction"), the Plan and the Options issued hereunder shall continue in effect in accordance with their respective terms, except that following a Transaction each Optionee shall be entitled to receive in respect of each Share subject to any outstanding Options, as the case may be, upon exercise of any Option, the same number and kind of stock, securities, cash, property, or other consideration that each holder of a Share was entitled to receive in the Transaction in respect of a Share; provided, however, that such stock, securities, cash, property, or other consideration shall remain subject to all of the conditions, restrictions and performance criteria which were applicable to the Options prior to such Transaction.

         8. Interpretation.

                  Following the required registration of any equity security of the Company pursuant to Section 12 of the Exchange Act:

                  (a) The Plan is intended to comply with Rule 16b-3 promulgated under the Exchange Act and the Committee shall interpret and administer the provisions of the Plan or any Agreement in a manner consistent therewith. Any provisions inconsistent with such Rule shall be inoperative and shall not affect the validity of the Plan.

                  (b) Each Option granted under the Plan is intended to be performance-based compensation within the meaning of Section 162(m)(4)(C) of the Code. The Committee shall not be entitled to exercise any discretion otherwise authorized hereunder with respect to such Options if the ability to exercise such discretion or the exercise of such discretion itself would cause the compensation attributable to such Options to fail to qualify as performance-based compensation.

         9. Pooling Transactions.

                  Notwithstanding anything contained in the Plan or any Agreement to the contrary, in the event of a Change in Control, which has been approved by the Board, which is also intended to constitute a Pooling
Transaction, the Committee shall take such actions, if any, which are specifically recommended by an independent accounting firm retained by the Company to the extent reasonably necessary in order to assure that the Pooling Transaction will qualify as such, including but not limited to (i) deferring the vesting, exercise, payment, settlement, or lapsing of restrictions with respect to any Option (ii) providing that the payment or settlement in respect of any Option be made in the form of cash, shares or securities of a successor or acquirer of the Company, or a combination of the foregoing and (iii) providing for the extension of the term of any Option to the extent necessary to accommodate the foregoing, but not beyond the maximum term permitted for any Option.

         10. Termination and Amendment of the Plan.

                  The Plan shall terminate on the day preceding the tenth anniversary of the date of its adoption by the Board and no Option may be granted after MAY 8, 2008. The Board may sooner terminate the Plan and the Board may at any time and from time to time amend, modify or suspend the Plan; provided, however, that:

                  (a) no such amendment, modification, suspension or termination shall impair or adversely alter any Options theretofore granted under the Plan, except with the consent of the Optionee; nor shall any amendment, modification, suspension or termination deprive any Optionee of any Shares which he or she may have acquired through or as a result of the Plan; and

                  (b) to the extent necessary for the Plan to continue to satisfy the applicable requirement of Rule 16b-3 promulgated under Section 16(b) of the Exchange Act or other applicable law, no amendment shall be effective unless approved by the stockholders of the Company in accordance with applicable law and regulations.

         11. Non-Exclusivity of the Plan.

                  The adoption of the Plan by the Board shall not be construed as amending, modifying or rescinding any previously approved incentive arrangement or as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

         12. Limitation of Liability.

                  As illustrative of the limitations of liability of the Company, but not intended to be exhaustive thereof, nothing in the Plan shall be construed to:

                  (a) give any person any right to be granted an Option other than at the sole discretion of the Committee;

                  (b) give any person any rights whatsoever with respect to Shares except as specifically provided in the Plan;

                  (c) limit in any way the right of the Company to terminate the employment of any person at any time; or

                  (d) be evidence of any agreement or understanding, express or implied, that the Company will employ any person at any particular rate of compensation or for any particular period of time.

         13. Regulations and Other Approvals; Governing Law.

                  13.1 Except as to matters of federal law, the Plan and the rights of all persons claiming hereunder shall be construed and determined in accordance with the laws of the State of Arizona without giving effect to conflicts of laws principles thereof.

                  13.2 The obligation of the Company to sell or deliver Shares with respect to Options granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Committee.

                  13.3 The Board may make such changes as may be necessary or appropriate to comply with the rules and regulations of any government authority, or to obtain for Eligible Individuals granted Incentive Stock Options the tax benefits under the applicable provisions of the Code and regulations promulgated thereunder.

                  13.4 Each Option is subject to the requirement that, if at any time the Committee determines, in its discretion, that the listing, registration or qualification of Shares issuable pursuant to the Plan is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Option or the issuance of Shares, no Options shall be granted or payment made or Shares issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions as acceptable to the Committee.


         14. Miscellaneous.

                  14.1 Multiple Agreements. The terms of each Option may differ from other Options granted under the Plan at the same time, or at some other time. The Committee may also grant more than one Option to a given Eligible Individual during the term of the Plan, either in addition to, or in substitution for, one or more Options previously granted to that Eligible Individual.

                  14.2 Withholding of Taxes.

                           (a) At such times as an Optionee  recognizes  taxable
income in connection with the receipt of Shares or cash hereunder (a "Taxable Event"), the Optionee shall pay to the Company an amount equal to the federal, state and local income taxes and other amounts as may be required by law to be withheld by the Company in connection with the Taxable Event (the "Withholding Taxes") prior to the issuance, or release from escrow, of such Shares or the payment of such cash. In satisfaction of the obligation to pay Withholding Taxes to the Company, the Optionee may make a written election (the "Tax Election"), which may be accepted or rejected in the discretion of the Committee to have withheld a portion of the Shares then issuable to him or her having an aggregate Fair Market Value equal to the Withholding Taxes. Notwithstanding the foregoing, the Committee may, by the adoption of rules or otherwise, impose such other restrictions or limitations on Tax Elections as may be necessary to ensure that the Tax Elections will be exempt transactions under Section 16(b) of the Exchange Act.

                           (b) If an Optionee  makes a  disposition,  within the
meaning of Section 424(c) of the Code and regulations promulgated thereunder, of any Share or Shares issued to such Optionee pursuant to the exercise of an Incentive Stock Option within the two-year period commencing on the day after the date of the grant or within the one-year period commencing on the day after the date of transfer of such Share or Shares to the Optionee pursuant to such exercise the Optionee shall, within ten (10) days of such disposition, notify the Company thereof, by delivery of written notice to the Company at its principal executive office.

                  14.3 Effective Date. The effective date of the Plan shall be MAY 8, 2008, subject only to the approval by the stockholders of the Company.

                 PROXY SOLICITED ON BEHALF OF BOARD OF DIRECTORS
                 -----------------------------------------------

PREMIUM CIGARS INTERNATIONAL, LTD. ANNUAL MEETING TO BE HELD ON 05/08/98 FOR HOLDERS AS OF 03/13/98 CUSIP: 740588 10 8

THE UNDERSIGNED HEREBY APPOINTS JOHN E. GREENWELL AND WILLIAM L. ANTHONY AS PROXIES, EACH WITH THE POWER TO APPOINT HIS OR HER SUBSTITUTE, AND HEREBY AUTHORIZES THEM TO REPRESENT AND TO VOTE, AS DESIGNATED, ALL OF THE SHARES OF COMMON STOCK OF PREMIUM CIGARS INTERNATIONAL, LTD. HELD BY THE UNDERSIGNED ON MARCH 13, 1998, AT THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 8, 1998 AT 9:00 A.M. AT THE SCOTTSDALE PLAZA RESORT, GRAND BALLROOM "A," 7200 NORTH SCOTTSDALE ROAD, SCOTTSDALE, ARIZONA OR ANY ADJOURNMENT THEREOF. IF NO
INSTRUCTIONS ARE INDICATED ON THE PROXY, THE PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES FOR DIRECTORS NAMED HEREIN AND IN FAVOR OF ALL PROPOSALS DESCRIBED HEREIN.

PLEASE MARK YOUR VOTES AS IN THIS EXAMPLE:  [X]

DIRECTORS                                                     DIRECTORS (MARK X FOR ONLY ONE BOX - IF NOT
---------                                                     SPECIFIED, WILL BE VOTED FOR ALL NOMINEES)

1.       DIRECTORS RECOMMEND: A VOTE FOR                      [ ]  FOR ALL NOMINEES
         ELECTION OF THE FOLLOWING DIRECTORS:

         01-WILLIAM L. ANTHONY, 02-JOHN E. GREENWELL          [ ]  WITHHOLD ALL NOMINEES
         03-COLIN A. JONES, 04-GREG P. LAMBRECHT

         05-STEVEN A. LAMBRECHT, 06-ROBERT H.                 [ ] WITHHOLD AUTHORITY TO VOTE FOR ANY
         MANSCHOT, 07-ATUL VASHISTHA                          INDIVIDUAL NOMINEE. WRITE NUMBER(S) OF
                                                              NOMINEE(S) BELOW (USE NUMBER ONLY).

                                                              --------------------

                                                              DIRECTORS
PROPOSAL(S)                                                   RECOMMEND         FOR         AGAINST       ABSTAIN
-----------                                                   ---------         ---         -------       -------

2.       RATIFICATION OF SEMPLE &                              FOR              [ ]            [ ]           [ ]
         COOPER, LLP AS INDEPENDENT
         AUDITORS AS DESCRIBED IN THE
         PROXY STATEMENT.

3.       RATIFICATION OF OPTION GRANTS                         FOR              [ ]            [ ]           [ ]
         TO CERTAIN OFFICERS, DIRECTORS
         AND CONSULTANTS AS DESCRIBED IN
         THE PROXY STATEMENT.

4.       APPROVAL OF THE MANAGEMENT AND                        FOR              [ ]            [ ]           [ ]
         KEY EMPLOYEE INCENTIVE PLAN
         AS DESCRIBED IN THE PROXY STATEMENT.

5.       APPROVAL OF THE EMPLOYEE STOCK                        FOR              [ ]            [ ]           [ ]
         OPTION PLAN AS DESCRIBED IN THE PROXY
         STATEMENT.

6.       AUTHORITY TO VOTE ON ANY OTHER                        FOR              [ ]            [ ]           [ ]
         BUSINESS THAT MAY PROPERLY
         COME BEFORE THE MEETING.


------------------------------------------------------------------------------  ---------------
SIGNATURE(S)                                                                    DATE

NOTE: PLEASE SIGN EXACTLY AS NAME APPEARS ON YOUR STOCK CERTIFICATE. JOINT OWNERS SHOULD EACH
SIGN. WHEN SIGNING AS AN ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL
TITLE AS SUCH.